Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                 $726,876,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-10


                        [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      2

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                \                   Date: August 31, 2005

                              $726,876,000 (Approximate)
                  CWABS Asset-Backed Certificates, Series 2005-10

-----------------------------------------------------------------------------------------------------------------------------------
             Principal         WAL        Payment Window      Expected Ratings     Last Scheduled             Certificate
Class (1)    Amount(2)    Call/Mat (3)  (Mos) Call/Mat (3)  (S&P/Moody's) (4)    Distribution Date                Type
---------    ---------    ------------  ------------------  -----------------    -----------------                ----
AF-1(5)     $81,794,000   1.00 / 1.00    1 - 22 / 1 - 22         AAA/Aaa              Aug 2024       Floating Rate Senior Sequential
AF-2(5)     $15,915,000   2.00 / 2.00   22 - 26 / 22 - 26        AAA/Aaa              Jul 2026        Fixed Rate Senior Sequential
AF-3(5)     $50,357,000   3.00 / 3.00   26 - 52 / 26 - 52        AAA/Aaa              Oct 2032        Fixed Rate Senior Sequential
AF-4(5)     $14,691,000   5.00 / 5.00   52 - 70 / 52 - 70        AAA/Aaa              Mar 2034        Fixed Rate Senior Sequential
AF-5(5)     $21,744,000   7.09 / 10.60  70 - 88 / 70 - 233       AAA/Aaa              Feb 2036        Fixed Rate Senior Sequential
AF-6(5)     $25,000,000   6.25 / 6.75   37 - 88 / 37 - 231       AAA/Aaa              Dec 2035        Fixed Rate Senior Lockout
MF-1(5)      $7,250,000   5.61 / 6.65   37 - 88 / 37 - 191      [AA+/Aa1]             Dec 2035           Fixed Rate Mezzanine
MF-2(5)      $6,625,000   5.61 / 6.63   37 - 88 / 37 - 184      [AA/Aa2]              Dec 2035           Fixed Rate Mezzanine
MF-3(5)      $4,125,000   5.61 / 6.60   37 - 88 / 37 - 175      [AA-Aa3]              Nov 2035           Fixed Rate Mezzanine
MF-4(5)      $3,625,000   5.61 / 6.58   37 - 88 / 37 - 169       [A+/A1]              Nov 2035           Fixed Rate Mezzanine
MF-5(5)       3,250,000   5.61 / 6.55   37 - 88 / 37 - 163        [A/A2]              Oct 2035           Fixed Rate Mezzanine
MF-6(5)       3,125,000   5.61 / 6.51   37 - 88 / 37 - 156       [A-/A3]              Sep 2035           Fixed Rate Mezzanine
MF-7(5)       2,750,000   5.61 / 6.45   37 - 88 / 37 - 149     [BBB+/Baa1]            Aug 2035           Fixed Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
MF-8(5)       2,375,000                Privately Placed 144A   [BBB+/Baa2]      Privately Placed 144A    Fixed Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
BF(5)         2,500,000                Privately Placed 144A   [BBB+/Baa3]      Privately Placed 144A   Fixed Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
2-AV-1(6)   273,131,000                 Not Offered Herein       AAA/Aaa         Not Offered Herein     Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
3-AV-1(7)    43,518,000   1.00 / 1.00    1 - 21 / 1 - 21         AAA/Aaa              Jun 2027          Floating Rate Senior
3-AV-2(7)    37,822,000   3.00 / 3.00   21 - 88 / 21 - 89        AAA/Aaa              Jul 2035          Floating Rate Senior
3-AV-3(7)     3,529,000   7.35 / 9.88   88 - 88 / 89 - 173       AAA/Aaa              Feb 2036          Floating Rate Senior
MV-1(8)      26,750,000   5.10 / 5.43   47 - 88 / 47 - 155      [AA+/Aa1]             Jan 2036          Floating Rate Mezzanine
MV-2(8)      26,250,000   4.79 / 5.11   42 - 88 / 42 - 149       [AA/Aa2]             Jan 2036          Floating Rate Mezzanine
MV-3(8)       9,000,000   4.68 / 4.99   41 - 88 / 41 - 140       [AA-Aa3]             Jan 2036          Floating Rate Mezzanine
MV-4(8)      10,500,000   4.64 / 4.93   40 - 88 / 40 - 137       [A+/A1]              Jan 2036          Floating Rate Mezzanine
MV-5(8)       9,500,000   4.61 / 4.89   39 - 88 / 39 - 133       [A/A2]               Dec 2035          Floating Rate Mezzanine
MV-6(8)       6,250,000   4.60 / 4.87   39 - 88 / 39 - 128       [A-/A3]              Dec 2035          Floating Rate Mezzanine
MV-7(8)       8,500,000   4.57 / 4.82   38 - 88 / 38 - 124     [BBB+/Baa1]            Dec 2035          Floating Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
MV-8(8)       6,000,000                Privately Placed 144A   [BBB+/Baa2]      Privately Placed 144A   Floating Rate Mezzanine
MV-9(8)       7,750,000                Privately Placed 144A   [BBB+/Baa3]      Privately Placed 144A   Floating Rate Mezzanine
MV-10(8)      8,250,000                Privately Placed 144A   [BBB+/Ba1]       Privately Placed 144A   Floating Rate Mezzanine
BV(8)         5,000,000                Privately Placed 144A   [BB/Ba2]         Privately Placed 144A   Floating Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
   Total:  $726,876,000


(1) The margins on the Class 2-AV-1, Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5 Certificates increase by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [James Taylor, Standard & Poors, 212.438.6067; Earl Bandy, Moody's Ratings, 212.553.7985].
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      3

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Trust:                         Asset-Backed Certificates, Series 2005-10.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Deutsche Bank Securities,
                               Inc. (Co-Manager) and JP Morgan Securities (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class 2-AV-1 and
                               Class 3-AV Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 2-AV-1 Certificates and Class 3-AV Certificates (the "Class
                               AV Certificates") and the Class AF Certificates are referred to herein as the
                               "Senior Certificates."

Offered Certificates:          The Senior Certificates (other than the 2-A-1 Certificate) and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class MF-8, Class BF, Class MV-8,
                               Class MV-9, Class MV-10, Class BV, Class CF, Class PF, Class CV, Class PV and
                               Class A-R Certificates. The Offered Certificates and Non-Offered Certificates
                               are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R Certificates)
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC,
                               Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              September 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of September 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:         September [2], 2005.

Expected Closing Date:         September [20], 2005.

Expected Settlement Date:      September [20], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 25, 2005.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      4

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from
                               September 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the
                               Floating Rate Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first Distribution Date, the Closing
                               Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of
                               ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class
                               MV-2 and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original
                               Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------
                                Fixed Rate Mortgage Loans (Group 1)
                               ----------------------------------------------------------------------------------
                                100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               ----------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------
                                Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ----------------------------------------------------------------------------------
                                100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month
                                43 and thereafter; provided, however, the prepayment rate will not exceed 85%
                                CPR per annum in any period for any percentage of PPC.
                               ----------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the
                               "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $750,076,282 (the "Mortgage Loans") of which: (i) approximately $250,001,451 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or
                               "Fixed Rate Mortgage Loans"), (ii) approximately $381,543,330 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $118,531,501 were adjustable rate non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      5

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                               Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the
                               "Adjustable Rate Mortgage Loans").

Pre-Fuinding Amount:           A deposit of not more than $[187,500,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date.
                               From the Closing Date through November [4], 2005 (the "Funding Period"), the
                               Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                               "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the
                               Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$250,000,000] of Group 1 Mortgage Loans, approximately
                               [$381,468,499] of Group 2 Mortgage Loans and approximately [$118,531,501] of
                               Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and
                               (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate
                               Cap.

Adjusted Net                   The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross
Mortgage Rate:                 mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               ----------------------------------------------------------------------------------
                               Class
                               ----------------------------------------------------------------------------------
                               AF and Fixed Rate     The weighted average Adjusted Net Mortgage Rate of the Group
                               Subordinate           1 Mortgage Loans  (adjusted, in the case of the Class AF-1
                                                     Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ----------------------------------------------------------------------------------
                               2-AV-1                The weighted average Adjusted Net Mortgage Rate of the Group
                                                     2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ----------------------------------------------------------------------------------
                               3-AV                  The weighted average Adjusted Net Mortgage Rate of the Group
                                                     3 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ----------------------------------------------------------------------------------
                               Floating Rate        The weighted average of the Adjusted Net Mortgage Rate of the
                               Subordinate          Group 2 Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related
                                                    Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans and Group 3 Mortgage
                                                    Loans over the principal balance of the related Senior
                                                    Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ----------------------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate
                               Cap over (ii) the amount of interest accrued based on the applicable Net Rate
                               Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related
                               Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net
                               Rate Carryover will be paid to the extent available from proceeds received on the applicable


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      6

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                               Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                               Distributions" and "Floating Rate Certificates Priority of Distributions"
                               below.

Corridor Contracts:            The Trust will include payment from four Corridor Contracts for the benefit of the Class AF-1, Class 2-AV-1, Class 3-AV and Floating Rate Subordinate
                               Certificates (the "Class AF-1 Corridor Contract," "Class 2-AV-1 Corridor
                               Contract," "Class 3-AV Corridor Contract," and "Floating Rate Subordinate
                               Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                               Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing
                               Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover, (b) the
                               Class 2-AV-1 Corridor Contract will be available to pay the holders of the
                               Class 2-AV-1 Certificates the related Net Rate Carryover, (c) the Class 3-AV
                               Corridor Contract will be available to pay the holders of the Class 3-AV
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid
                               Net Rate Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                               Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such
                               Distribution Date will be distributed to the holder of the related Class of
                               Class C Certificate(s) and will not be available for payments of any Net Rate
                               Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                               Certificates and the Subordinate Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow

                               --------------- -------------------- -------------------- --------------------------
                                                                       Initial Target         Target Subordination
                                     Class         S&P/ Moody's        Subordination              at Stepdown
                               --------------- -------------------- -------------------- --------------------------
                                AF                    AAA/Aaa              17.50%                   35.00%
                               --------------- -------------------- -------------------- --------------------------
                                MF-1                 [AA+/Aa1]             14.60%                   29.20%
                               --------------- -------------------- -------------------- --------------------------
                                MF-2                 [AA/Aa2]              11.95%                   23.90%
                               --------------- -------------------- -------------------- --------------------------
                                MF-3                 [AA-Aa3]              10.30%                   20.60%
                               --------------- -------------------- -------------------- --------------------------
                                MF-4                  [A+/A1]               8.85%                   17.70%
                               --------------- -------------------- -------------------- --------------------------
                                MF-5                  [A/A2]                7.55%                   15.10%
                               --------------- -------------------- -------------------- --------------------------
                                MF-6                  [A-/A3]               6.30%                   12.60%
                               --------------- -------------------- -------------------- --------------------------
                                MF-7                [BBB+/Baa1]             5.20%                   10.40%
                               --------------- -------------------- -------------------- --------------------------
                                MF-8                [BBB/Baa2]              4.25%                    8.50%
                               --------------- -------------------- -------------------- --------------------------
                                BF                  [BBB-/Baa3]             3.25%                    6.50%
                               --------------- -------------------- -------------------- --------------------------
                                2-AV-1 / 3-AV         AAA/Aaa              28.40%                   56.80%
                               --------------- -------------------- -------------------- --------------------------
                                MV-1                 [AA+/Aa1]             23.05%                   46.10%
                               --------------- -------------------- -------------------- --------------------------
                                MV-2                 [AA/Aa2]              17.80%                   35.60%
                               --------------- -------------------- -------------------- --------------------------
                                MV-3                 [AA-Aa3]              16.00%                   32.00%
                               --------------- -------------------- -------------------- --------------------------
                                MV-4                  [A+/A1]              13.90%                   27.80%
                               --------------- -------------------- -------------------- --------------------------
                                MV-5                  [A/A2]               12.00%                   24.00%
                               --------------- -------------------- -------------------- --------------------------
                                MV-6                  [A-/A3]              10.75%                   21.50%
                               --------------- -------------------- -------------------- --------------------------
                                MV-7                [BBB+/Baa1]             9.05%                   18.10%
                               --------------- -------------------- -------------------- --------------------------
                                MV-8                [BBB/Baa2]              7.85%                   15.70%
                               --------------- -------------------- -------------------- --------------------------
                                MV-9                [BBB-/Baa3]             6.30%                   12.60%
                               --------------- -------------------- -------------------- --------------------------
                                MV-10                [BB+/Ba1]              4.65%                    9.30%
                               --------------- -------------------- -------------------- --------------------------
                                BV                    [BB/Ba2]              3.65%                    7.30%
                               --------------- -------------------- -------------------- --------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      7

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate
                               Certificates will be subordinate to, and provide credit support for, the Class
                               AV Certificates. Among the Subordinate Certificates in a certificate group,
                               Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 3.25% of the sum of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off
                               Date and the portion of the Pre-Funded Amount (approximately [$62,500,000]
                               allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 1.95%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                               Target will be equal to 6.50% of the principal balance of the Fixed Rate
                               Mortgage Loans for the related Distribution Date, subject to a floor (the
                               "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution
                               Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization
                               Target for the Adjustable Rate Mortgage Loans will be equal to 3.65% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately
                               [$125,000,000] allocable to the Adjustable Rate Mortgage Loans (the "Initial
                               Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 3.65%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                               Overcollateralization Target will be equal to 7.30% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution
                               Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the
                               Adjustable Rate Mortgage Loans.

                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate
                               Overcollateralization Target will be equal to the Adjustable Rate
                               Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger Event: Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate
                               Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed
                               Rate Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+
                               day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [49.00]% times the
                               Fixed Rate Senior Enhancement Percentage.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      8

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a)
                               the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage
                               Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed
                               Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan
                               Group 1, as set forth below:

                                  Period (month)          Percentage
                                  --------------          ----------
                                  25 - 36                 [0.75%] with respect to [October] 2007, plus an
                                                          additional 1/12th of [.75]% for each month thereafter
                                  37 - 48                 [1.50 %] with respect to [October] 2008, plus an
                                                          additional 1/12th of [1.00]% for each month thereafter
                                  49 - 60                 [2.50 %] with respect to [October] 2009, plus an
                                                          additional 1/12th of [0.75]% for each month thereafter
                                  61 - 72                 [3.25 %] with respect to [October] 2010, plus an
                                                          additional 1/12th of [0.50]% for each month thereafter
                                  73+                     [3.75 %]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates (other than the Class AF-1
                               Certificates), an "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage
                               Loans equals or exceeds [30.00]% times the Adjustable Rate Senior Enhancement
                               Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a)
                               the excess of (i) the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Floating Rate Certificates (other than the Class AF-1
                               Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage
                               Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the
                               portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:

                                  Period (month)          Percentage
                                  --------------          ----------
                                  25 - 36                 [1.50 %] with respect to October 2007, plus an
                                                          additional 1/12th of [1.75]% for each month thereafter
                                  37 - 48                 [3.25 %] with respect to October 2008, plus an


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      9

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                          additional 1/12th of [1.50]% for each month thereafter
                                  49 - 60                 [4.75 %] with respect to October 2009, plus an
                                                          additional 1/12th of [1.50]% for each month thereafter
                                  61 - 72                 [6.25 %] with respect to October 2010, plus an additional
                                                          1/12th of [0.50]% for each month thereafter
                                  73+                     [6.75 %]

Fixed Rate Stepdown Date:      The earlier to occur of:
                                    (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and
                                    (ii)  the later to occur of:
                                              a.  the Distribution Date in October 2008
                                              b.  the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 65.00% of the principal balance of the Fixed Rate
                                                  Mortgage Loans for such Distribution Date.

Adjustable Rate Stepdown Date: The earlier to occur of:
                                    (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is reduced to zero; and
                                    (iii) the later to occur of:
                                                  a.  the Distribution Date in October 2008
                                                  b.  the first Distribution Date on which the aggregate
                                                      certificate principal balance of the Class AV
                                                      Certificates is less than or equal to 43.20% of the
                                                      principal balance of the Adjustable Rate Mortgage
                                                      Loans for suchDistribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the
                               O/C related to such Mortgage Loans will be allocated to each class of the
                               Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8 Certificates, then to the
                               Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class
                               MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2 Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-10 Certificates, then to the
                               Class MV-9 Certificates, then to the Class MV-8 Certificates, then to the Class
                               MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5
                               Certificates, then to the Class MV-4 Certificates, then to the Class MV-3
                               Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                               Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans to each class of Class AF
                                   Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                   Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                   Certificates;
                               2)  Principal funds, sequentially, as follows: (a) to the Class AF Certificates
                                   (as described under "Fixed Rate Principal Paydown" and "Class AF Principal
                                   Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and
                                   Class BF Certificates, each as described under "Fixed Rate Principal
                                   Paydown" below;


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      10

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                               3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                   Certificates to build or restore Fixed Rate O/C as described under "Fixed
                                   Rate Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                   respectively;
                               4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class
                                   MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                                   MF-7, Class MF-8 and Class BF Certificates;
                               5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1
                                   Certificates, application of amounts received on the Class AF-1 Corridor
                                   Contract) and the Fixed Rate Subordinate Certificates (as described below);
                               6)  To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown,"
                                   respectively (after application of the Adjustable Rate Excess Cashflow);
                               7)  To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                   MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class
                                   MV-10 and Class BV Certificates (after application of the Adjustable Rate
                                   Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the
                                   Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate
                               Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another
                               Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to the Class
                                   2-AV-1 Certificates, current and unpaid interest, and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class
                                   3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the
                                   Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                   Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class BV Certificates;
                               2)  Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class
                                   2-AV-1 Certificates, as described below under "Adjustable Rate Principle
                                   Paydown" (ii) from principal collections related to the Group 3 Mortgage
                                   Loans, to the Class 3-AV Certificates as described below under "Adjustable
                                   Rate Principal Paydown" and "Class 3-AV Principal Distributions", and (b)
                                   from remaining principal collections related to all of the Adjustable Rate
                                   Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                   Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9,
                                   Class MV-10 and Class BV Certificates, each as described under "Adjustable
                                   Rate Principal Paydown" below;
                               3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate
                                   Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and
                                   "Adjustable Rate Principal Paydown," respectively;
                               4)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the
                                   Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                   Class MV-7, Class MV-8, Class MV-9, MV-10 and Class BV Certificates;


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      11

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                               5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on
                                   the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract
                                   (as described above);
                               6)  To restore any Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                   respectively (after application of the Fixed Rate Excess Cashflow);
                               7)  To pay any unpaid realized loss amounts, sequentially, to the Class MF-1,
                                   Class MF-2, Class MF3, Class MF-4, Class MF-5, Class MF-6, Class MF-7,
                                   Class MF-8 and Class BF Certificates (after application of the Fixed Rate
                                   Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the
                                   Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover
                               (after application of amounts received under the applicable Corridor Contracts)
                               will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate
                               Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in
                               effect on any Distribution Date, 100% of the available principal funds from the
                               Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in each case in the manner and priority set forth under
                               "Class AF Principal Distributions" below), provided, however, that if the Class
                               AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3,
                               Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF
                               Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a
                               Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 35.00% subordination, (ii)
                               second, from remaining principal collections related to the Fixed Rate Mortgage
                               Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 29.20% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2
                               Certificates such that the Class MF-2 Certificates will have 23.90%
                               subordination, (iv) fourth, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class
                               MF-3 Certificates will have 20.60% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class
                               MF-4 Certificates such that the Class MF-4 Certificates will have 17.70%
                               subordination, (vi) sixth, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class
                               MF-5 Certificates will have 15.10% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class
                               MF-6 Certificates such that the Class MF-6 Certificates will have 12.60%
                               subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the
                               Class MF-7 Certificates will have 10.40% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have
                               8.50% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the
                               Class BF Certificates will have 6.50% subordination; each subject to the Fixed
                               Rate O/C Floor.

Adjustable Rate


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      12

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the
                               Class 2-AV-1 Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV Certificates as described below under "Class 3-AV Principal Distributions";
                               provided, however, that (x) if either (a) the Class 2-AV-1 Certificates or (b) all of the
                               Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV
                               Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2,
                               Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10
                               and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates
                               will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV
                               Certificates, in each case, such that the Class AV Certificates in the aggregate will have 56.80% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                               Certificates such that the Class MV-1 Certificates will have 46.10%
                               subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 35.60% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have
                               32.00% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 27.80% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have
                               24.00% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates
                               such that the Class MV-6 Certificates will have 21.50% subordination, (viii)
                               eighth, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7
                               Certificates will have 18.10% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-8 Certificates such that the Class MV-8 Certificates will have 15.70%
                               subordination, (x) tenth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-9 Certificates such that the
                               Class MV-9 Certificates will have 12.60% subordination, (xi) eleventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-10 Certificates such that the Class MV-10 Certificates will have 9.30% subordination and (xii) twelfth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV
                               Certificates such that the Class BV Certificates will have 7.30% subordination;
                               each subject to the Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to the Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV
                               Certificates is greater than the sum of the aggregate principal balance of the
                               Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded
                               Amount in respect of Loan Group 2 and Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      13

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

                               1.  To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                            Month           Lockout Percentage
                                            -----           --------------------
                                            1 - 36                   0%
                                           37 - 60                  45%
                                           61 - 72                  80%
                                           73 - 84                  100%
                                         85 and after               300%

                               2.  Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                                   AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate
                               Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of
                               Loan Group 1, any principal amounts to be distributed to the Class AF
                               Certificates will be distributed first, concurrently to the Class AF
                               Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      14

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                     Discount Margin/Yield Tables (%) (1)


Class AF-1 (To Call)
-------------------------------------------------------------------------------
   Margin 0.15%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed

===============================================================================
 DM @ 100-00                   15        15         15         15        15
===============================================================================
 WAL (yr)                     1.67      1.23       1.00       0.86      0.76
 MDUR (yr)                    1.59      1.19       0.97       0.84      0.74
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Jan09      Jan08      Jul07     Mar07      Dec06
-------------------------------------------------------------------------------


Class AF-1 (To Maturity)
-------------------------------------------------------------------------------
   Margin 0.15%
-------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

===============================================================================
 DM @ 100-00                   15        15         15         15        15
===============================================================================
 WAL (yr)                     1.67      1.23       1.00       0.86      0.76
 MDUR (yr)                    1.59      1.19       0.97       0.84      0.74
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Jan09      Jan08      Jul07     Mar07      Dec06
-------------------------------------------------------------------------------


Class AF-2 (To Call)
-------------------------------------------------------------------------------
   Coupon 4.80%
-------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             4.750      4.711      4.675     4.640      4.607
================================================================================
 WAL (yr)                     3.72      2.57       2.00       1.64      1.41
 MDUR (yr)                    3.34      2.37       1.87       1.55      1.33
 First Prin Pay              Jan09      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay               Nov09      Jul08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------

Class AF-2 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 4.80%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             4.750      4.711      4.675     4.640      4.607
================================================================================
 WAL (yr)                     3.72      2.57       2.00       1.64      1.41
 MDUR (yr)                    3.34      2.37       1.87       1.55      1.33
 First Prin Pay              Jan09      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay               Nov09      Jul08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      15

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class AF-3 (To Call)
--------------------------------------------------------------------------------
   Coupon 4.89%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            4.879      4.849      4.821     4.790      4.763
================================================================================
 WAL (yr)                    6.44      4.05       3.00       2.34      1.97
 MDUR (yr)                   5.35      3.59       2.73       2.17      1.84
 First Prin Pay             Nov09      Jul08      Nov07     Jun07      Mar07
 Last Prin Pay              Jul16      Oct11      Jan10     Aug08      Mar08
--------------------------------------------------------------------------------

Class AF-3 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 4.89%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             4.879      4.849      4.821     4.790      4.763
================================================================================
 WAL (yr)                     6.44      4.05       3.00       2.34      1.97
 MDUR (yr)                    5.35      3.59       2.73       2.17      1.84
 First Prin Pay              Nov09      Jul08      Nov07     Jun07      Mar07
 Last Prin Pay               Jul16      Oct11      Jan10     Aug08      Mar08
--------------------------------------------------------------------------------

Class AF-4 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.29%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.304      5.287      5.262     5.236      5.198
================================================================================
 WAL (yr)                    12.65      7.82       5.00       3.67      2.66
 MDUR (yr)                    9.01      6.24       4.29       3.26      2.42
 First Prin Pay              Jul16      Oct11      Jan10     Aug08      Mar08
 Last Prin Pay               Apr20      Aug15      Jul11     Dec09      Jul08
--------------------------------------------------------------------------------


Class AF-4 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.29%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.304      5.287      5.262     5.236      5.198
================================================================================
 WAL (yr)                    12.65      7.82       5.00       3.67      2.66
 MDUR (yr)                    9.01      6.24       4.29       3.26      2.42
 First Prin Pay              Jul16      Oct11      Jan10     Aug08      Mar08
 Last Prin Pay               Apr20      Sep15      Jul11     Dec09      Jul08
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      16

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class AF-5 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.46%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.487      5.475      5.460     5.442      5.417
================================================================================
 WAL (yr)                    14.60      9.93       7.09       5.28      3.88
 MDUR (yr)                    9.84      7.49       5.74       4.48      3.40
 First Prin Pay              Apr20      Aug15      Jul11     Dec09      Jul08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class AF-5 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.46%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.573      5.602      5.604     5.568      5.466
================================================================================
 WAL (yr)                    19.75      14.63      10.60      7.28      4.32
 MDUR (yr)                   11.71      9.70       7.68       5.70      3.70
 First Prin Pay              Apr20      Sep15      Jul11     Dec09      Jul08
 Last Prin Pay               Nov33      Oct29      Feb25     May21      Aug18
--------------------------------------------------------------------------------


Class AF-6 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.10%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.102      5.097      5.091     5.082      5.071
================================================================================
 WAL (yr)                     7.83      6.98       6.25       5.33      4.55
 MDUR (yr)                    6.20      5.68       5.20       4.56      3.97
 First Prin Pay              Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class AF-6 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.10%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.102      5.098      5.095     5.094      5.095
================================================================================
 WAL (yr)                     7.87      7.13       6.75       6.62      6.74
 MDUR (yr)                    6.22      5.76       5.52       5.44      5.52
 First Prin Pay              Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay               Sep33      Aug29      Dec24     Mar21      Jun18
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      17

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MF-1 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.44%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.457      5.442      5.426     5.411      5.402
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.56      4.09
 MDUR (yr)                    7.83      5.92       4.68       3.93      3.58
 First Prin Pay              May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-1 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.44%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.460      5.447      5.434     5.422      5.415
================================================================================
 WAL (yr)                    12.14      8.71       6.65       5.45      4.85
 MDUR (yr)                    8.33      6.52       5.27       4.50      4.11
 First Prin Pay              May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay               Jun31      Feb26      Aug21     Jun18      Mar16
--------------------------------------------------------------------------------


Class MF-2 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.49%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.507      5.492      5.476     5.461      5.450
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.54      4.01
 MDUR (yr)                    7.81      5.90       4.67       3.90      3.51
 First Prin Pay              May11      Aug09      Oct08     Dec08      Mar09
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-2 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.49%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.510      5.498      5.485     5.472      5.463
================================================================================
 WAL (yr)                    12.11      8.68       6.63       5.41      4.75
 MDUR (yr)                    8.29      6.49       5.25       4.46      4.03
 First Prin Pay              May11      Aug09      Oct08     Dec08      Mar09
 Last Prin Pay               Nov30      May25      Jan21     Dec17      Oct15
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      18

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------



Class MF-3 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.54%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.558      5.543      5.526     5.510      5.499
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.53      3.96
 MDUR (yr)                    7.79      5.89       4.66       3.89      3.47
 First Prin Pay              May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-3 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.54%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.561      5.548      5.535     5.522      5.512
================================================================================
 WAL (yr)                    12.09      8.65       6.60       5.38      4.69
 MDUR (yr)                    8.26      6.47       5.23       4.44      3.97
 First Prin Pay              May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay               Feb30      Jul24      Apr20     Jun17      May15
--------------------------------------------------------------------------------


Class MF-4 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.64%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.658      5.643      5.626     5.610      5.597
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.51      3.93
 MDUR (yr)                    7.74      5.87       4.65       3.87      3.43
 First Prin Pay              May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-4 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.64%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.661      5.648      5.634     5.621      5.611
================================================================================
 WAL (yr)                    12.06      8.62       6.58       5.35      4.64
 MDUR (yr)                    8.20      6.42       5.20       4.40      3.92
 First Prin Pay              May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay               Jul29      Dec23      Oct19     Dec16      Dec14
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      19

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MF-5 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.74%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.758      5.743      5.726     5.709      5.696
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.51      3.91
 MDUR (yr)                    7.70      5.84       4.63       3.85      3.41
 First Prin Pay              May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-5 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.74%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.761      5.748      5.734     5.721      5.710
================================================================================
 WAL (yr)                    12.02      8.59       6.55       5.31      4.60
 MDUR (yr)                    8.14      6.38       5.17       4.37      3.89
 First Prin Pay              May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay               Dec28      Apr23      Apr19     Jul16      Aug14
--------------------------- --------- ---------- ---------- --------- ----------


Class MF-6 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.75%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.770      5.754      5.737     5.720      5.706
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.51      3.89
 MDUR (yr)                    7.70      5.84       4.63       3.85      3.39
 First Prin Pay              May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-6 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.75%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.772      5.759      5.745     5.731      5.720
================================================================================
 WAL (yr)                    11.97      8.54       6.51       5.28      4.55
 MDUR (yr)                    8.12      6.36       5.15       4.35      3.85
 First Prin Pay              May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay               Mar28      Aug22      Sep18     Feb16      Apr14
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      20

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MF-7 (To Call)
--------------------------------------------------------------------------------
   Coupon 5.75%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.770      5.754      5.737     5.720      5.706
================================================================================
 WAL (yr)                    10.78      7.46       5.61       4.50      3.87
 MDUR (yr)                    7.70      5.84       4.63       3.85      3.38
 First Prin Pay              May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-7 (To Maturity)
--------------------------------------------------------------------------------
   Coupon 5.75%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.772      5.759      5.745     5.731      5.719
================================================================================
 WAL (yr)                    11.90      8.47       6.45       5.24      4.50
 MDUR (yr)                    8.10      6.33       5.12       4.32      3.82
 First Prin Pay              May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay               May27      Oct21      Feb18     Aug15      Oct13
--------------------------------------------------------------------------------


Class 3-AV-1 (To Call)
--------------------------------------------------------------------------------
   Margin 0.14%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   14        14         14         14        14
================================================================================
 WAL (yr)                     1.70      1.25       1.00       0.85      0.75
 MDUR (yr)                    1.63      1.20       0.97       0.83      0.73
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Sep08      Dec07      Jun07     Feb07      Dec06
--------------------------------------------------------------------------------


Class 3-AV-1 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.14%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   14        14         14         14        14
================================================================================
 WAL (yr)                     1.70      1.25       1.00       0.85      0.75
 MDUR (yr)                    1.63      1.20       0.97       0.83      0.73
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Sep08      Dec07      Jun07     Feb07      Dec06
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      21

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class 3-AV-2 (To Call)
--------------------------------------------------------------------------------
   Margin 0.28%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   28        28         28         28        28
================================================================================
 WAL (yr)                     6.26      4.27       3.00       2.16      1.82
 MDUR (yr)                    5.36      3.84       2.79       2.05      1.74
 First Prin Pay              Sep08      Dec07      Jun07     Feb07      Dec06
 Last Prin Pay               Apr20      Aug15      Jan13     Jul08      Mar08
--------------------------------------------------------------------------------


Class 3-AV-2 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.28%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   28        28         28         28        28
================================================================================
 WAL (yr)                     6.27      4.27       3.00       2.16      1.82
 MDUR (yr)                    5.37      3.84       2.79       2.05      1.74
 First Prin Pay              Sep08      Dec07      Jun07     Feb07      Dec06
 Last Prin Pay               Feb21      Dec15      Feb13     Jul08      Mar08
--------------------------------------------------------------------------------


Class 3-AV-3 (To Call)
--------------------------------------------------------------------------------
   Margin 0.40%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   40        40         40         40        40
================================================================================
 WAL (yr)                    14.60      9.93       7.35       2.92      2.61
 MDUR (yr)                   10.92      8.11       6.31       2.74      2.47
 First Prin Pay              Apr20      Aug15      Jan13     Jul08      Mar08
 Last Prin Pay               Apr20      Aug15      Jan13     Aug08      May08
--------------------------------------------------------------------------------


Class 3-AV-3 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.40%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   47        48         49         40        40
================================================================================
 WAL (yr)                    19.62      13.54      9.88       2.92      2.61
 MDUR (yr)                   13.31      10.25      8.02       2.74      2.47
 First Prin Pay              Feb21      Dec15      Feb13     Jul08      Mar08
 Last Prin Pay               Nov31      Mar25      Feb20     Aug08      May08
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      22

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MV-1 (To Call)
--------------------------------------------------------------------------------
   Margin 0.47%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   47        47         47         47        47
================================================================================
 WAL (yr)                     9.05      6.01       5.10       5.51      4.33
 MDUR (yr)                    7.32      5.20       4.55       4.90      3.93
 First Prin Pay              Dec09      Oct08      Aug09     Aug08      May08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-1 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.47%
--------------------------- --------- ---------- ---------- --------- ----------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   48        48         48         51        50
================================================================================
 WAL (yr)                     9.73      6.49       5.43       6.78      5.20
 MDUR (yr)                    7.65      5.48       4.78       5.83      4.62
 First Prin Pay              Dec09      Oct08      Aug09     Aug08      May08
 Last Prin Pay               Mar30      Apr23      Aug18     Oct16      May14
--------------------------------------------------------------------------------


Class MV-2 (To Call)
--------------------------------------------------------------------------------
   Margin 0.50%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   50        50         50         50        50
================================================================================
 WAL (yr)                     9.05      6.01       4.79       4.56      3.62
 MDUR (yr)                    7.31      5.19       4.28       4.12      3.34
 First Prin Pay              Dec09      Oct08      Mar09     Jul09      Oct08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-2 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.50%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   51        51         51         51        51
================================================================================
 WAL (yr)                     9.71      6.47       5.11       4.79      3.78
 MDUR (yr)                    7.63      5.46       4.50       4.30      3.46
 First Prin Pay              Dec09      Oct08      Mar09     Jul09      Oct08
 Last Prin Pay               Jun29      Aug22      Feb18     Mar15      Feb13
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      23

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MV-3 (To Call)
--------------------------------------------------------------------------------
   Margin 0.53%
--------------------------- --------- ---------- ---------- --------- ----------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   53        53         53         53        53
================================================================================
 WAL (yr)                     9.05      6.01       4.68       4.16      3.39
 MDUR (yr)                    7.30      5.18       4.19       3.78      3.14
 First Prin Pay              Dec09      Oct08      Feb09     Apr09      Sep08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------- --------- ---------- ---------- --------- ----------


Class MV-3 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.53%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   54        54         54         54        54
================================================================================
 WAL (yr)                     9.69      6.45       4.99       4.38      3.54
 MDUR (yr)                    7.61      5.45       4.40       3.95      3.26
 First Prin Pay              Dec09      Oct08      Feb09     Apr09      Sep08
 Last Prin Pay               Jun28      Sep21      May17     Aug14      Sep12
--------------------------------------------------------------------------------


Class MV-4 (To Call)
--------------------------------------------------------------------------------
   Margin 0.62%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   62        62         62         62        62
================================================================================
 WAL (yr)                     9.05      6.01       4.64       4.02      3.34
 MDUR (yr)                    7.26      5.17       4.14       3.66      3.09
 First Prin Pay              Dec09      Oct08      Jan09     Feb09      Sep08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-4 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.62%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   63        63         63         63        63
================================================================================
 WAL (yr)                     9.67      6.44       4.93       4.24      3.48
 MDUR (yr)                    7.56      5.42       4.34       3.82      3.20
 First Prin Pay              Dec09      Oct08      Jan09     Feb09      Sep08
 Last Prin Pay               Jan28      Apr21      Feb17     Jun14      Jul12
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      24

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MV-5 (To Call)
--------------------------------------------------------------------------------
   Margin 0.65%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   65        65         65         65        65
================================================================================
 WAL (yr)                     9.05      6.01       4.61       3.92      3.30
 MDUR (yr)                    7.25      5.16       4.11       3.57      3.05
 First Prin Pay              Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-5 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.65%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   66        66         66         66        66
================================================================================
 WAL (yr)                     9.65      6.42       4.89       4.12      3.43
 MDUR (yr)                    7.54      5.41       4.30       3.72      3.15
 First Prin Pay              Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay               Jun27      Oct20      Oct16     Feb14      Apr12
--------------------------------------------------------------------------------


Class MV-6 (To Call)
--------------------------------------------------------------------------------
   Margin 0.70%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   70        70         70         70        70
================================================================================
 WAL (yr)                     9.05      6.01       4.60       3.88      3.29
 MDUR (yr)                    7.23      5.15       4.10       3.53      3.04
 First Prin Pay              Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-6 (To Maturity)
--------------------------------------------------------------------------------
   Margin 0.70%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                   71        72         71         71        71
================================================================================
 WAL (yr)                     9.63      6.40       4.87       4.07      3.41
 MDUR (yr)                    7.51      5.39       4.28       3.67      3.13
 First Prin Pay              Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay               Nov26      Apr20      May16     Oct13      Jan12
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      25

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


Class MV-7 (To Call)
--------------------------------------------------------------------------------
   Margin 1.20%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                  120        120        120       120        120
================================================================================
 WAL (yr)                     9.05      6.01       4.57       3.83      3.25
 MDUR (yr)                    7.05      5.06       4.02       3.45      2.97
 First Prin Pay              Dec09      Oct08      Nov08     Nov08      Jul08
 Last Prin Pay               Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-7 (To Maturity)
--------------------------------------------------------------------------------
   Margin 1.20%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                  122        122        122       122        122
================================================================================
 WAL (yr)                     9.60      6.37       4.82       4.01      3.37
 MDUR (yr)                    7.30      5.27       4.18       3.58      3.06
 First Prin Pay              Dec09      Oct08      Nov08     Nov08      Jul08
 Last Prin Pay               May26      Nov19      Jan16     Aug13      Nov11
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      26

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------
                 Class AF-1 Corridor Contract Agreement Schedule and
                                      Strike Rates
              -------------------------------------------------------------
                          Notional Schedule   Cap Strike    Cap Ceiling
                Period           ($)              (%)           (%)
              -------------------------------------------------------------
                   1          81,794,000       5.26552%      9.00000%
                   2          80,373,601       5.94491%      9.00000%
                   3          78,590,474       6.14303%      9.00000%
                   4          76,328,308       5.94483%      9.00000%
                   5          73,587,725       5.94478%      9.00000%
                   6          70,372,007       6.58168%      9.00000%
                   7          66,687,163       5.94470%      9.00000%
                   8          62,541,978       6.14281%      9.00000%
                   9          57,952,978       5.94462%      9.00000%
                  10          52,936,375       6.14274%      9.00000%
                  11          48,021,268       5.94417%      9.00000%
                  12          43,205,552       5.90688%      9.00000%
                  13          38,491,300       6.10375%      9.00000%
                  14          33,872,328       5.90682%      9.00000%
                  15          29,346,620       6.10367%      9.00000%
                  16          24,912,203       5.90675%      9.00000%
                  17          20,567,146       5.90671%      9.00000%
                  18          16,309,556       6.53953%      9.00000%
                  19          12,137,581       5.90663%      9.00000%
                  20           8,049,408       6.10348%      9.00000%
                  21           4,142,990       5.90656%      9.00000%
                  22             384,587       6.10341%      9.00000%
              -------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

-------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike    Cap Ceiling                   Notional Schedule    Cap Strike   Cap Ceiling
   Period              ($)               (%)          (%)           Period              ($)             (%)           (%)
-------------------------------------------------------------------------------------------------------------------------------
      1           84,869,000         5.15077%       8.75000%          31           24,086,016         7.16675%    9.24229%
      2           83,992,789         5.84746%       8.75000%          32           22,486,705         7.41352%    9.24203%
      3           82,908,860         6.05052%       8.75000%          33           20,883,345         7.16504%    9.24228%
      4           81,618,328         5.84708%       8.75000%          34           17,796,771         7.42445%    9.24104%
      5           80,123,383         5.84689%       8.75000%          35           14,886,036         7.21626%    9.23158%
      6           78,427,309         6.50721%       8.75000%          36           12,141,158         8.66298%    9.21679%
      7           76,534,598         5.85308%       8.75000%          37            9,548,336         8.96066%   10.21565%
      8           74,451,754         6.05632%       8.75000%          38            9,548,336         8.66431%   10.21664%
      9           72,185,304         5.85271%       8.75000%          39            9,548,336         8.96216%   10.21543%
     10           69,742,852         6.05596%       8.75000%          40            9,548,336         8.66938%   10.21016%
     11           67,133,689         5.85239%       8.75000%          41            9,548,336         8.68642%   10.19171%
     12           64,374,250         5.85888%       8.75000%          42            9,548,336        10.46961%   10.46961%
     13           61,690,203         6.06241%       8.75000%          43            9,548,336         9.43231%    9.56657%
     14           59,079,415         5.85869%       8.75000%          44            9,548,336         9.75513%    9.75513%
     15           56,539,892         6.06221%       8.75000%          45            9,548,336         9.43247%    9.56628%
     16           54,069,693         5.85849%       8.75000%          46            9,548,336         9.75533%    9.75533%
     17           51,666,931         5.85839%       8.75000%          47            9,548,336         9.44289%    9.53536%
     18           49,329,768         6.51829%       8.74825%
     19           47,056,474         5.86319%       8.74841%
     20           44,845,252         6.06686%       8.74836%
     21           42,694,411         5.86299%       8.74841%
     22           40,602,307         6.07315%       8.74837%
     23           38,567,403         5.89945%       8.74841%
     24           36,588,018         6.52769%       8.74531%
     25           34,652,241         6.75346%       9.24515%
     26           32,769,540         6.52740%       9.24531%
     27           30,938,464         6.75315%       9.24515%
     28           29,157,603         6.53337%       9.24531%
     29           27,417,723         6.54927%       9.24530%
     30           25,726,042         7.67877%       9.24177%
-------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                        Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

-------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike    Cap Ceiling                   Notional Schedule    Cap Strike   Cap Ceiling
   Period              ($)               (%)          (%)           Period              ($)             (%)           (%)
-------------------------------------------------------------------------------------------------------------------------------
      1          123,750,000         4.67527%       7.63000%          31          123,750,000         6.51477%    8.62550%
      2          123,750,000         5.39067%       7.63000%          32          123,750,000         6.76078%    8.62536%
      3          123,750,000         5.59925%       7.63000%          33          123,750,000         6.51349%    8.62552%
      4          123,750,000         5.39044%       7.63000%          34          123,750,000         6.77381%    8.62325%
      5          123,750,000         5.39102%       7.63000%          35          123,750,000         6.58411%    8.61448%
      6          123,750,000         6.06897%       7.63000%          36          123,750,000         7.96639%    8.56497%
      7          123,750,000         5.39733%       7.63000%          37          123,750,000         8.26135%    9.56274%
      8          123,750,000         5.60612%       7.63000%          38          119,293,420         7.96744%    9.56477%
      9          123,750,000         5.39709%       7.63000%          39          111,547,814         8.26264%    9.56248%
     10          123,750,000         5.60588%       7.63000%          40          105,215,139         7.97315%    9.55996%
     11          123,750,000         5.39756%       7.63000%          41          100,064,884         8.00411%    9.53965%
     12          123,750,000         5.40405%       7.63000%          42           95,889,359         9.25000%    9.25000%
     13          123,750,000         5.61313%       7.63000%          43           91,858,529         8.84707%    9.04280%
     14          123,750,000         5.40393%       7.63000%          44           87,947,157         9.17104%    9.17104%
     15          123,750,000         5.61300%       7.63000%          45           84,151,715         8.84720%    9.04256%
     16          123,750,000         5.40381%       7.63000%          46           80,468,781         9.17134%    9.17134%
     17          123,750,000         5.40444%       7.63000%          47           76,895,076         8.86495%    9.01075%
     18          123,750,000         6.08347%       7.62959%
     19          123,750,000         5.41049%       7.62963%
     20          123,750,000         5.61977%       7.62961%
     21          123,750,000         5.41037%       7.62963%
     22          123,750,000         5.62661%       7.62961%
     23          123,750,000         5.45701%       7.62963%
     24          123,750,000         6.00502%       7.62889%
     25          123,750,000         6.23412%       8.62885%
     26          123,750,000         6.00490%       8.62889%
     27          123,750,000         6.23400%       8.62885%
     28          123,750,000         6.00935%       8.62889%
     29          123,750,000         6.02823%       8.62806%
     30          123,750,000         7.02419%       8.62520%
-------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                 Class AF-1 Available Funds Rate Schedule (1)
                 --------------------------------------------

           -----------------------------------------------------------
                                Available
                                Funds Rate        Available Funds
             Period                 (%)               Rate (%)
           -----------------------------------------------------------
                                    (2)                 (3)
                 1                 5.266               5.266
                 2                 5.945               9.000
                 3                 6.143               9.000
                 4                 5.945               9.000
                 5                 5.945               9.000
                 6                 6.582               9.000
                 7                 5.945               9.000
                 8                 6.143               9.000
                 9                 5.945               9.000
                10                 6.143               9.000
                11                 5.944               9.000
                12                 5.907               9.000
                13                 6.104               9.000
                14                 5.907               9.000
                15                 6.104               9.000
                16                 5.907               9.000
                17                 5.907               9.000
                18                 6.540               9.000
                19                 5.907               9.000
                20                 6.103               9.000
                21                 5.907               9.000
                22                 6.103               9.000
           -----------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                Class 3-AV Available Funds Rate Schedule (1)
                                --------------------------------------------

--------------------------------------------        -----------------------------------------------
          Available Funds    Available Funds                    Available Funds     Available Funds
Period        Rate (%)           Rate (%)           Period          Rate (%)            Rate (%)
--------------------------------------------        -----------------------------------------------
                (2)                (3)                                (2)                  (3)
   1           5.401              5.401               49            10.281               11.951
   2           6.097              9.000               50             9.950               11.566
   3           6.301              9.000               51            10.281               11.951
   4           6.097              9.000               52             9.950               11.569
   5           6.097              9.000               53             9.950               11.585
   6           6.757              9.000               54            11.016               13.655
   7           6.103              9.000               55             9.950               12.333
   8           6.306              9.000               56            10.282               12.745
   9           6.103              9.000               57             9.950               12.333
  10           6.306              9.000               58            10.282               12.745
  11           6.102              9.000               59             9.950               12.341
  12           6.109              9.000               60             9.950               12.811
  13           6.312              9.000               61            10.282               13.238
  14           6.109              9.000               62             9.950               12.811
  15           6.312              9.000               63            10.282               13.238
  16           6.108              9.000               64             9.950               12.811
  17           6.108              9.000               65             9.950               12.811
  18           6.767              9.000               66            11.016               14.184
  19           6.112              9.000               67             9.950               12.811
  20           6.316              9.000               68            10.282               13.238
  21           6.112              9.000               69             9.950               12.811
  22           6.322              9.000               70            10.282               13.238
  23           6.148              9.000               71             9.950               12.811
  24           6.776              9.000               72             9.950               12.811
  25           7.002              9.500               73            10.282               13.238
  26           6.776              9.500               74             9.950               12.811
  27           7.002              9.500               75            10.282               13.238
  28           6.782              9.500               76             9.950               12.811
  29           6.796              9.500               77             9.950               12.811
  30           7.925              9.500               78            10.637               13.695
  31           7.413              9.500               79             9.950               12.811
  32           7.660              9.500               80            10.282               13.238
  33           7.412              9.500               81             9.950               12.811
  34           7.669              9.500               82            10.282               13.238
  35           7.457              9.500               83             9.950               12.811
  36           8.724              9.500               84             9.950               12.811
  37           9.016             10.500               85            10.282               13.238
  38           8.726             10.500               86             9.950               12.811
  39           9.017             10.500               87            10.282               13.238
  40           8.729             10.500               88             9.951               12.811
  41           8.745             10.500             -----------------------------------------------
  42          10.511             11.476
  43           9.494             10.500
  44           9.811             10.711
  45           9.494             10.500
  46           9.811             10.720
  47           9.499             10.500
  48           9.950             11.565
--------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                         Floating Rate Subordinate Available Funds Rate Schedule (1)
                         -----------------------------------------------------------

--------------------------------------------        -----------------------------------------------
          Available Funds    Available Funds                    Available Funds     Available Funds
Period        Rate (%)           Rate (%)           Period          Rate (%)            Rate (%)
--------------------------------------------        -----------------------------------------------
                (2)                (3)                               (2)                  (3)
   1           5.545              5.545               49            10.264               11.887
   2           6.261              8.500               50             9.933               11.504
   3           6.469              8.500               51            10.264               11.888
   4           6.260              8.500               52             9.933               11.509
   5           6.261              8.500               53             9.933               11.539
   6           6.939              8.500               54            10.997               13.715
   7           6.267              8.500               55             9.933               12.387
   8           6.476              8.500               56            10.264               12.800
   9           6.267              8.500               57             9.933               12.388
  10           6.476              8.500               58            10.264               12.801
  11           6.268              8.500               59             9.933               12.403
  12           6.274              8.500               60             9.933               12.937
  13           6.483              8.500               61            10.264               13.369
  14           6.274              8.500               62             9.933               12.937
  15           6.483              8.500               63            10.264               13.369
  16           6.274              8.500               64             9.933               12.937
  17           6.274              8.500               65             9.933               12.937
  18           6.953              8.500               66            10.998               14.323
  19           6.280              8.500               67             9.933               12.937
  20           6.489              8.500               68            10.264               13.369
  21           6.280              8.500               69             9.933               12.937
  22           6.496              8.500               70            10.264               13.369
  23           6.327              8.500               71             9.933               12.937
  24           6.874              8.500               72             9.933               12.937
  25           7.103              9.500               73            10.264               13.369
  26           6.874              9.500               74             9.933               12.937
  27           7.103              9.500               75            10.265               13.369
  28           6.878              9.500               76             9.933               12.937
  29           6.896              9.500               77             9.933               12.937
  30           7.891              9.500               78            10.619               13.830
  31           7.382              9.500               79             9.934               12.938
  32           7.627              9.500               80            10.265               13.369
  33           7.380              9.500               81             9.934               12.938
  34           7.639              9.500               82            10.265               13.369
  35           7.443              9.500               83             9.934               12.938
  36           8.679              9.500               84             9.934               12.938
  37           8.968             10.500               85            10.265               13.369
  38           8.680             10.500               86             9.934               12.938
  39           8.970             10.500               87            10.265               13.369
  40           8.684             10.500               88             9.934               12.938
  41           8.714             10.500             -----------------------------------------------
  42          10.583             11.408
  43           9.559             10.500
  44           9.878             10.648
  45           9.559             10.500
  46           9.878             10.655
  47           9.567             10.500
  48           9.933             11.504
--------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-10
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                    Group 1

                              Fixed    $250,001,451

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                     Range
(As of Calculation Date)                                                             ------

Total Number of Loans                                             1,156
Total Outstanding Balance                                  $250,001,451
Average Loan Balance                                           $216,264         $49,922 to $646,849
WA Mortgage Rate                                                 6.652%          5.500% to 10.500%
Net WAC                                                          6.143%          4.991% to 9.991%
WA Original Term (months)                                           355             180 to 360
WA Remaining Term (months)                                          354              98 to 360
WA LTV                                                           77.91%          31.52% to 100.00%
   Percentage of Pool with CLTV > 100%                           0.00%

WA FICO                                                             622


Secured by (% of pool)  1st Liens                               100.00%
                        2nd Liens                                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 92.26%






----------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:        Doc Types:    Purpose Codes:     Occ Codes:      Grades:          Orig PP Term:
-------------     -----------        ----------    --------------     ----------      -------          -------------
CA   35.31%     SFR     77.44%    FULL   77.55%    RCO   90.96%     OO   97.29%     A    77.04%         0       7.74%
FL   16.51%     PUD     12.89%    STATED 22.45%    PUR   97.29%     INV   1.87%     A-    5.26%         12      9.74%
NY    7.59%     2 FAM    5.16%                     RNC    2.50%     2H    0.83%     B     7.92%         24      6.35%
VA    4.95%     CND      3.28%                                                      C     6.11%         36     14.79%
NV    4.06%     3 FAM    0.54%                                                      C-    3.15%         60     61.39%
                                                                                    D     0.52%



----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      1-1

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 1

                                              Fixed    $250,001,451

                                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                     Program
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF   AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL  BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                        $4,972,188      37    1.99   $134,383    6.762   177.95    616   78.8
15Yr Fixed - CC                   $1,710,871      12    0.68   $142,573    8.068   178.93    579   77.9
20Yr Fixed                          $164,821       1    0.07   $164,821    5.875   238.00    694   75.3
30Yr Fixed                      $182,085,449     823   72.83   $221,246    6.521   358.88    622   76.9
30Yr Fixed - CC                  $24,221,613     149    9.69   $162,561    7.996   358.87    591   84.5
30Yr Fixed - IO - 60             $36,660,255     133   14.66   $275,641    6.336   358.96    646   78.5
30/15 Fixed Balloon                 $186,255       1    0.07   $186,255    7.250   179.00    613   80.0
---------------------------------------------------------------------------------------------------------------------------------
                                $250,001,451   1,156   100.00  $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF   AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL  BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Fixed 180                         $6,869,314      50     2.75   $137,386    7.100   178.22    606   78.6
Fixed 240                           $164,821       1     0.07   $164,821    5.875   238.00    694   75.3
Fixed 360                       $242,967,317   1,105    97.19   $219,880    6.640   358.89    622   77.9
---------------------------------------------------------------------------------------------------------------------------------
                                $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF    % OF       AVERAGE     GROSS   REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS   TOTAL      BALANCE      WAC    TERM      FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $49,922        1     0.02      $49,922     8.125   179.00     627   95.0
$50,000.01 - $75,000.00        $1,170,359      18     0.47      $65,020     7.727   312.00     634   83.6
$75,000.01 - $100,000.00       $7,787,780      88     3.12      $88,498     7.095   333.97     617   81.6
$100,000.01 - $150,000.00     $32,649,936     257    13.06     $127,043     6.978   346.66     607   80.5
$150,000.01 - $200,000.00     $42,877,781     244    17.15     $175,729     6.897   353.28     612   78.5
$200,000.01 - $250,000.00     $39,510,467     176    15.80     $224,491     6.698   350.97     612   77.3
$250,000.01 - $300,000.00     $43,021,982     157    17.21     $274,025     6.529   357.65     617   76.6
$300,000.01 - $350,000.00     $29,362,363      91    11.74     $322,663     6.549   358.87     628   77.0
$350,000.01 - $400,000.00     $21,010,851      56     8.40     $375,194     6.267   358.93     635   76.2
$400,000.01 - $450,000.00     $11,419,787      27     4.57     $422,955     6.374   359.00     650   76.4
$450,000.01 - $500,000.00     $11,937,959      25     4.78     $477,518     6.220   359.00     659   78.4
$500,000.01 - $550,000.00      $3,143,307       6     1.26     $523,884     6.096   358.84     699   75.3
$550,000.01 - $600,000.00      $2,914,167       5     1.17     $582,833     6.502   358.98     654   85.4
$600,000.01 - $650,000.00      $3,144,790       5     1.26     $628,958     6.399   359.00     615   77.3

---------------------------------------------------------------------------------------------------------------------------------
                             $250,001,451   1,156   100.00     $216,264     6.652   353.85     622   77.9
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      1-2

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 1

                                              Fixed    $250,001,451

                                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                            State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                            $773,123       7     0.31   $110,446    7.451   304.79    617   92.2
Alaska                             $126,454       1     0.05   $126,454    7.375   358.00    567   85.0
Arizona                          $9,971,592      56     3.99   $178,064    6.817   350.33    609   79.6
Arkansas                           $468,397       3     0.19   $156,132    7.184   359.00    597   94.4
California                      $88,281,784     308    35.31   $286,629    6.279   357.69    636   73.5
Colorado                         $2,077,653      12     0.83   $173,138    6.949   359.01    621   83.3
Connecticut                      $1,264,811       4     0.51   $316,203    6.307   359.00    613   73.1
Delaware                         $1,093,790       5     0.44   $218,758    7.143   358.94    602   77.8
Florida                         $41,286,600     230    16.51   $179,507    6.909   353.75    607   80.2
Georgia                            $813,204       4     0.33   $203,301    7.256   358.21    606   77.9
Hawaii                           $6,097,787      16     2.44   $381,112    5.972   358.91    662   72.4
Idaho                              $506,345       4     0.20   $126,586    7.304   359.26    613   89.8
Illinois                         $2,089,830      13     0.84   $160,756    7.471   348.20    608   85.7
Indiana                          $1,026,026       8     0.41   $128,253    7.540   295.22    644   91.0
Kansas                             $204,980       2     0.08   $102,490    7.750   359.00    608   83.7
Kentucky                           $706,791       7     0.28   $100,970    7.786   338.69    594   89.7
Louisiana                        $2,146,865      14     0.86   $153,347    7.312   330.82    603   84.4
Maine                            $1,979,434       9     0.79   $219,937    6.978   359.01    590   82.0
Maryland                         $4,285,458      20     1.71   $214,273    6.944   359.00    604   79.3
Massachusetts                      $547,899       3     0.22   $182,633    6.820   359.00    582   78.2
Michigan                         $2,348,714      13     0.94   $180,670    7.259   358.80    587   81.6
Minnesota                        $1,704,825       9     0.68   $189,425    7.400   358.89    594   84.1
Mississippi                        $904,606       8     0.36   $113,076    7.407   336.91    624   87.4
Missouri                         $2,483,948      19     0.99   $130,734    7.130   358.88    617   85.6
Montana                            $663,076       4     0.27   $165,769    6.744   359.00    623   83.3
Nebraska                           $194,471       1     0.08   $194,471    8.875   359.00    541   94.0
Nevada                          $10,139,234      44     4.06   $230,437    6.565   352.14    616   79.9
New Hampshire                    $1,310,432       6     0.52   $218,405    6.556   331.04    634   75.0
New Jersey                       $2,735,431      13     1.09   $210,418    6.812   348.53    613   77.8
New Mexico                         $240,326       2     0.10   $120,163    8.174   359.57    574   87.2
New York                        $18,976,082      64     7.59   $296,501    6.755   359.04    617   75.3
North Carolina                   $1,927,553      11     0.77   $175,232    7.450   358.62    585   81.3
North Dakota                       $220,000       1     0.09   $220,000    5.875   359.00    622   63.8
Ohio                               $746,413       6     0.30   $124,402    7.867   306.39    625   91.5
Oklahoma                         $1,293,250      11     0.52   $117,568    7.176   326.03    613   86.0
Oregon                           $2,733,641      13     1.09   $210,280    6.467   346.19    634   82.2
Pennsylvania                     $3,886,468      25     1.55   $155,459    6.632   346.90    622   82.5
Rhode Island                       $740,020       4     0.30   $185,005    6.645   359.00    625   76.8
Tennessee                        $3,206,385      23     1.28   $139,408    7.114   325.07    612   89.0
Texas                            $5,556,105      42     2.22   $132,288    6.772   336.40    637   80.4
Utah                               $343,359       3     0.14   $114,453    6.467   358.61    640   82.7
Vermont                            $469,604       2     0.19   $234,802    6.920   359.00    631   82.2
Virginia                        $12,374,499      57     4.95   $217,096    6.841   353.60    596   80.3
Washington                       $5,996,754      28     2.40   $214,170    6.572   353.55    662   83.6
West Virginia                      $904,016       6     0.36   $150,669    6.968   347.72    621   81.4

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      1-3

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 1

                                              Fixed   $250,001,451

                                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                            State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                        $1,425,051      10     0.57   $142,505    7.473   359.00    627   87.9
Wyoming                            $728,363       5     0.29   $145,673    7.460   359.00    637   91.0
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $2,338,962      15     0.94   $155,931    6.439   341.88    606   44.8
50.01 - 55.00                   $5,157,175      22     2.06   $234,417    6.298   352.34    606   52.7
55.01 - 60.00                  $10,438,245      50     4.18   $208,765    6.508   353.10    595   57.6
60.01 - 65.00                  $21,100,708      94     8.44   $224,476    6.359   352.71    604   63.4
65.01 - 70.00                  $25,959,503     108    10.38   $240,366    6.452   358.27    617   68.4
70.01 - 75.00                  $30,542,500     125    12.22   $244,340    6.427   355.59    619   73.3
75.01 - 80.00                  $57,538,236     252    23.02   $228,326    6.464   353.58    631   79.1
80.01 - 85.00                  $32,315,155     154    12.93   $209,839    6.799   354.01    612   84.1
85.01 - 90.00                  $47,039,642     233    18.82   $201,887    6.949   352.81    632   89.3
90.01 - 95.00                  $11,930,647      73     4.77   $163,434    7.468   351.63    625   94.1
95.01 - 100.00                  $5,640,678      30     2.26   $188,023    7.437   350.98    671   99.3
---------------------------------------------------------------------------------------------------------------------------------
                              $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                    $2,056,449       9     0.82   $228,494    5.500   343.43    725   69.0
5.501 - 6.000                   $58,886,006     237    23.55   $248,464    5.911   355.35    653   71.6
6.001 - 6.500                   $81,166,156     347    32.47   $233,908    6.311   356.42    628   77.7
6.501 - 7.000                   $51,364,603     232    20.55   $221,399    6.796   353.26    609   81.1
7.001 - 7.500                   $16,672,777      83     6.67   $200,877    7.289   356.87    593   78.1
7.501 - 8.000                   $27,996,773     171    11.20   $163,724    7.787   347.75    590   82.8
8.001 - 8.500                    $6,118,076      41     2.45   $149,221    8.308   342.68    593   86.1
8.501 - 9.000                    $4,175,645      24     1.67   $173,985    8.772   355.80    576   87.0
9.001 - 9.500                      $405,724       4     0.16   $101,431    9.271   252.68    586   92.2
9.501 - 10.000                     $946,510       6     0.38   $157,752    9.844   327.17    593   93.0
10.001 - 10.500                    $212,733       2     0.09   $106,367   10.426   358.11    546   64.2
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      1-4

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                     Group 1

                                               Fixed   $250,001,451

                                                 Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                  Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                            $193,611,630     909    77.44   $212,994    6.638   353.01    620   78.0
PUD                             $32,220,706     143    12.89   $225,320    6.701   357.57    625   80.3
2 FAM                           $12,890,746      46     5.16   $280,234    6.630   356.11    632   70.6
CND                              $8,190,404      46     3.28   $178,052    6.714   358.81    638   78.1
3 FAM                            $1,340,089       4     0.54   $335,022    7.283   337.91    618   64.1
CNDP                             $1,180,782       4     0.47   $295,195    6.305   359.34    674   83.7
4 FAM                              $503,117       3     0.20   $167,706    7.402   359.00    603   83.3
MNF                                 $63,977       1     0.03    $63,977    9.125    98.00    560   70.0
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                           Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                            $227,393,100   1,042    90.96   $218,228    6.663   353.57    618   77.3
PUR                             $16,351,892      71     6.54   $230,308    6.476   357.94    671   84.3
RNC                              $6,256,459      43     2.50   $145,499    6.722   353.34    624   85.1
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                             $243,238,823   1,121    97.29  $216,984     6.651   353.99    622   78.2
INV                              $4,680,801      24     1.87   $195,033    6.676   351.21    621   67.4
2H                               $2,081,827      11     0.83   $189,257    6.704   343.26    622   63.5
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                       Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
1-120                               $63,977       1     0.03    $63,977    9.125    98.00    560   70.0
121 - 180                        $6,805,337      49     2.72   $138,884    7.081   178.97    607   78.7
181 - 300                          $227,015       2     0.09   $113,507    7.005   247.59    660   75.9
301 - 360                      $242,905,123   1,104    97.16   $220,023    6.639   358.91    622   77.9
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      1-5

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                       Group 1

                                                 Fixed   $250,001,451

                                                   Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                           $193,880,703     940    77.55   $206,256    6.643   353.94    618   79.1
STATED INCOME                   $56,120,749     216    22.45   $259,818    6.682   353.51    636   73.9
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $592,142       3     0.24   $197,381    5.949   359.09    811   69.9
781 - 800                       $1,810,289       7     0.72   $258,613    5.933   359.11    786   84.5
761 - 780                       $1,817,096       6     0.73   $302,849    6.095   358.80    769   88.2
741 - 760                       $2,776,105      10     1.11   $277,610    6.086   359.00    750   80.8
721 - 740                       $5,384,932      19     2.15   $283,417    6.029   358.97    728   82.0
701 - 720                       $6,827,897      23     2.73   $296,865    6.110   359.12    710   80.6
681 - 700                      $15,114,041      58     6.05   $260,587    6.282   353.75    691   79.9
661 - 680                      $19,409,191      83     7.76   $233,846    6.345   355.70    670   80.5
641 - 660                      $28,267,844     122    11.31   $231,704    6.445   353.21    650   78.5
621 - 640                      $30,832,772     145    12.33   $212,640    6.518   355.48    630   78.4
601 - 620                      $47,377,485     235    18.95   $201,606    6.704   353.31    610   78.3
581 - 600                      $38,876,727     190    15.55   $204,614    6.808   351.34    591   76.9
561 - 580                      $23,048,400     117     9.22   $196,995    6.966   353.17    571   75.4
541 - 560                      $17,947,995      88     7.18   $203,954    7.224   351.54    550   76.1
521 - 540                       $6,379,068      33     2.55   $193,305    7.299   356.45    530   72.8
501 - 520                       $3,169,681      15     1.27   $211,312    7.249   352.20    510   63.2
<= 500                            $369,787       2     0.15   $184,893    8.821   359.00    500   82.7
---------------------------------------------------------------------------------------------------------------------------------
                              $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Grade
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
A                              $192,603,533     870    77.04   $221,383    6.580   354.26    630   78.7
A-                              $13,141,221      59     5.26   $222,733    6.892   352.10    590   76.9
B                               $19,791,723      99     7.92   $199,916    6.786   352.76    595   74.9
C                               $15,285,091      76     6.11   $201,120    6.842   353.37    601   73.1
C-                               $7,876,475      44     3.15   $179,011    7.147   352.68    600   78.5
D                                $1,303,409       8     0.52   $162,926    7.699   339.50    563   77.1
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      1-6

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                        Group 1

                                                  Fixed   $250,001,451

                                                    Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
0                               $19,342,809     105     7.74   $184,217    7.089   346.93    606   79.7
12                              $24,345,971      88     9.74   $276,659    6.785   357.64    620   75.7
24                              $15,872,532      78     6.35   $203,494    6.827   354.98    611   80.3
36                              $36,974,149     151    14.79   $244,862    6.460   351.53    638   76.5
60                             $153,465,991     734    61.39   $209,082    6.604   354.55    621   78.1
---------------------------------------------------------------------------------------------------------------------------------
                               $250,001,451   1,156   100.00   $216,264    6.652   353.85    622   77.9
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      1-7

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                     Group 3 (Nonconforming ARM)

                                          ARM   $118,531,501

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                             Range
(As of Calculation Date)                                                                     -----

Total Number of Loans                                                380
Total Outstanding Balance                                    $118,531,501
Average Loan Balance                                             $311,925             $33,352 to $660,000
WA Mortgage Rate                                                   6.810%              4.620% to 12.000%
Net WAC                                                            6.301%              4.111% to 11.491%
ARM Characteristics
        WA Gross Margin                                            6.732%              4.000% to 9.550%
        WA Months to First Roll                                        29                  2 to 36
        WA First Periodic Cap                                      1.599%              1.000% to 3.000%
        WA Subsequent Periodic Cap                                 1.463%              1.000% to 1.500%
        WA Lifetime Cap                                           13.751%             11.620% to 19.000%
        WA Lifetime Floor                                          6.809%              4.620% to 12.000%
WA Original Term (months)                                             360                 360 to 360
WA Remaining Term (months)                                            359                 302 to 360
WA LTV                                                             86.53%              52.73% to 100.00%
Percentage of Pool with CLTV > 100%                                 0.00%

WA FICO                                                               611

Secured by (% of pool)           1st Liens                        100.00%
                                 2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   87.46%




----------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:      Doc Types:     Purpose Codes:     Occ Codes:      Grades:        Orig PP Term:
-------------     -----------      ----------     --------------     ----------      -------        -------------
CA   48.67%     SFR     71.65%    FULL   71.77%    PUR   52.80%     OO   98.58%     A    77.14%      0     12.54%
FL   10.14%     PUD     21.48%    STATED 28.23%    RICO  46.89%     INV   1.02%     A-    5.73%      12     4.11%
NY    3.50%     CND      3.99%                     RNC    0.31%     2H    0.40%     B     4.78%      24    45.92%
TX    2.95%     2 FAM    2.34%                                                      C     6.92%      30     0.28%
AZ    2.64%     CNDP     0.54%                                                      C-    5.10%      36    37.14%
                                                                                    D     0.33%



----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-1

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                          Group 3 (Nonconforming ARM)

                                               ARM   $118,531,501

                                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         Program
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE      GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE       WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $808,407         2     0.68     $404,203     7.676   359.00   555    88.9
2/28 LIB6M                    $22,086,465        81    18.63     $272,672     7.022   358.72   604    86.6
2/28 LIB6M - IO - 24          $29,142,466        79    24.59     $368,892     6.546   358.90   613    87.5
2/28 LIB6M - IO - 60           $1,495,200         4     1.26     $373,800     7.302   357.80   617    83.4
3/27 LIB6M                    $29,638,286       116    25.00     $255,502     7.119   358.91   607    86.2
3/27 LIB6M - IO - 36          $32,812,828        91    27.68     $360,581     6.538   358.97   621    86.4
3/27 LIB6M - IO - 60           $2,547,850         7     2.15     $363,979     7.323   358.60   600    81.2
---------------------------------------------------------------------------------------------------------------------------------
                             $118,531,501       380    100.00    $311,925     6.810   358.87   611    86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE      GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE       WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $118,531,501       380    100.00    $311,925     6.810   358.87   611    86.5
---------------------------------------------------------------------------------------------------------------------------------
                             $118,531,501       380    100.00    $311,925     6.810   358.87   611    86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $33,352      1     0.03      $33,352    12.000   302.00   624   95.0
$50,000.01 - $75,000.00            $262,487      4     0.22      $65,622     8.290   348.25   616   98.0
$75,000.01 - $100,000.00           $373,421      4     0.32      $93,355     8.053   359.00   625   98.8
$100,000.01 - $150,000.00        $4,457,593     35     3.76     $127,360     7.980   358.82   607   96.5
$150,000.01 - $200,000.00        $9,214,491     52     7.77     $177,202     7.786   358.97   610   95.0
$200,000.01 - $250,000.00        $9,805,381     44     8.27     $222,850     7.518   358.74   612   91.8
$250,000.01 - $300,000.00       $12,429,502     45    10.49     $276,211     7.261   358.96   610   92.3
$300,000.01 - $350,000.00        $5,839,155     18     4.93     $324,398     7.024   358.83   623   89.0
$350,000.01 - $400,000.00       $30,082,622     80    25.38     $376,033     6.546   358.95   605   84.1
$400,000.01 - $450,000.00       $17,722,194     42    14.95     $421,957     6.406   358.88   608   83.8
$450,000.01 - $500,000.00       $14,361,600     30    12.12     $478,720     6.263   358.93   624   80.9
$500,000.01 - $550,000.00        $6,262,770     12     5.28     $521,897     6.274   358.91   625   82.9
$550,000.01 - $600,000.00        $5,768,933     10     4.87     $576,893     6.444   358.90   602   81.1
$600,000.01 - $650,000.00        $1,258,000      2     1.06     $629,000     6.183   359.00   620   87.4
$650,000.01 - $700,000.00          $660,000      1     0.56     $660,000     7.100   359.00   624   66.7
---------------------------------------------------------------------------------------------------------------------------------
                               $118,531,501    380   100.00     $311,925     6.810   358.87   611   86.5
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-2

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                            Group 3 (Nonconforming ARM)

                                                 ARM   $118,531,501

                                                  Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         State
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                         $1,487,781       8     1.26      $185,973    7.400   359.00    602    93.6
Alaska                            $151,878       1     0.13      $151,878    7.125   359.00    640    95.0
Arizona                         $3,123,480       9     2.64      $347,053    6.838   358.82    605    80.9
Arkansas                          $756,779       6     0.64      $126,130    8.319   358.82    593    98.4
California                     $57,693,900     137    48.67      $421,123    6.283   358.93    614    82.3
Colorado                        $1,893,708       8     1.60      $236,713    7.577   358.65    615    96.4
Connecticut                       $217,407       1     0.18      $217,407    8.100   359.00    626    95.0
Delaware                          $179,639       1     0.15      $179,639    7.625   358.00    635   100.0
District of Columbia              $438,400       1     0.37      $438,400    6.950   359.00    576    80.0
Florida                        $12,015,106      43    10.14      $279,421    7.245   358.97    608    88.6
Georgia                         $1,951,038       7     1.65      $278,720    7.969   358.52    592    89.0
Idaho                             $368,261       2     0.31      $184,130    8.327   359.08    610    95.0
Illinois                        $2,870,029      10     2.42      $287,003    7.525   359.10    604    90.4
Indiana                         $1,572,762       7     1.33      $224,680    7.179   358.77    624    92.1
Iowa                              $152,862       1     0.13      $152,862    8.500   359.00    523    90.0
Kansas                            $194,775       1     0.16      $194,775    8.750   358.00    619   100.0
Kentucky                          $529,072       3     0.45      $176,357    7.718   359.00    615    91.2
Louisiana                         $775,208       4     0.65      $193,802    6.776   359.00    612    99.2
Maryland                        $1,824,534       5     1.54      $364,907    6.795   358.88    607    86.1
Massachusetts                     $406,532       1     0.34      $406,532    6.500   359.00    633   100.0
Michigan                        $2,181,758       8     1.84      $272,720    7.532   359.04    593    96.6
Minnesota                       $1,960,773       6     1.65      $326,795    7.339   358.77    614    83.0
Mississippi                       $119,928       1     0.10      $119,928    8.550   359.00    600   100.0
Missouri                        $1,102,695       5     0.93      $220,539    7.946   359.00    596    96.4
Montana                            $68,461       1     0.06       $68,461    8.750   359.00    639   100.0
Nevada                          $4,152,531      12     3.50      $346,044    6.852   358.77    613    89.0
New Hampshire                     $823,519       3     0.69      $274,506    7.292   358.67    624   100.0
New Jersey                      $1,103,871       4     0.93      $275,968    7.123   359.00    653    92.5
New Mexico                        $822,241       3     0.69      $274,080    7.438   359.00    610    96.8
New York                          $580,471       2     0.49      $290,235    6.676   359.00    608    90.0
North Carolina                    $912,895       4     0.77      $228,224    7.458   358.28    603    91.7
North Dakota                      $252,477       2     0.21      $126,239    7.544   359.00    620   100.0
Ohio                            $1,191,410       7     1.01      $170,201    7.873   356.65    613    98.2
Oklahoma                          $459,662       3     0.39      $153,221    8.250   358.76    567    91.9
Oregon                          $1,054,482       4     0.89      $263,621    7.303   359.00    616    98.4
Pennsylvania                      $778,528       4     0.66      $194,632    7.431   359.00    597    92.1
South Carolina                    $391,657       2     0.33      $195,828    8.391   359.00    567   100.0
South Dakota                      $180,396       1     0.15      $180,396    8.750   359.00    543    95.0
Tennessee                       $1,396,822       7     1.18      $199,546    7.937   359.10    618    96.5
Texas                           $3,501,202      20     2.95      $175,060    7.440   358.31    612    89.4
Utah                              $588,725       2     0.50      $294,362    7.529   359.00    597    94.8
Virginia                        $2,962,358      10     2.50      $296,236    7.019   358.83    611    81.8
Washington                      $2,279,604       8     1.92      $284,951    6.475   359.00    627    91.3
Wisconsin                         $488,483       2     0.41      $244,242    6.729   358.64    622   100.0
Wyoming                           $573,403       3     0.48      $191,134    7.574   358.70    589    91.2
---------------------------------------------------------------------------------------------------------------------------------
                              $118,531,501     380   100.00      $311,925    6.810   358.87    611    86.5
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-3

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                            Group 3 (Nonconforming ARM)

                                                 ARM   $118,531,501

                                                  Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Vallue Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                      $404,546       1     0.34   $404,546    5.375   359.00    541   52.7
55.01 - 60.00                    $1,791,184       4     1.51   $447,796    5.764   359.00    620   58.5
60.01 - 65.00                    $2,310,242       6     1.95   $385,040    6.727   359.00    579   64.0
65.01 - 70.00                    $2,777,021       6     2.34   $462,837    6.889   358.83    598   67.4
70.01 - 75.00                    $7,151,856      17     6.03   $420,697    6.140   359.02    621   74.3
75.01 - 80.00                   $34,830,807      97    29.39   $359,080    6.281   358.93    620   79.5
80.01 - 85.00                    $8,824,084      21     7.44   $420,194    6.545   358.95    598   83.9
85.01 - 90.00                   $20,567,455      57    17.35   $360,833    6.864   358.73    607   89.5
90.01 - 95.00                   $13,115,235      54    11.06   $242,875    7.581   358.74    603   94.6
95.01 - 100.00                  $26,759,071     117    22.58   $228,710    7.436   358.88    614   99.9
---------------------------------------------------------------------------------------------------------------------------------
                               $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $1,567,059       3     1.32   $522,353    4.853   359.00    632   78.6
5.001 - 5.500                     $6,024,993      15     5.08   $401,666    5.370   358.96    627   75.7
5.501 - 6.000                    $19,972,071      46    16.85   $434,175    5.818   358.98    625   80.5
6.001 - 6.500                    $26,041,708      69    21.97   $377,416    6.323   358.97    616   82.4
6.501 - 7.000                    $22,293,813      64    18.81   $348,341    6.806   358.91    614   89.1
7.001 - 7.500                    $16,000,186      63    13.50   $253,971    7.294   358.86    610   91.7
7.501 - 8.000                    $12,757,910      53    10.76   $240,715    7.769   358.66    597   92.3
8.001 - 8.500                     $7,926,787      34     6.69   $233,141    8.322   358.95    586   91.5
8.501 - 9.000                     $5,130,303      27     4.33   $190,011    8.776   358.97    578   96.0
9.001 - 9.500                       $415,376       2     0.35   $207,688    9.263   359.00    579   94.4
9.501 - 10.000                      $314,708       2     0.27   $157,354    9.576   358.34    553   93.4
10.001 - 10.500                      $53,234       1     0.04    $53,234   10.125   306.00    594   90.0
11.501 - 12.000                      $33,352       1     0.03    $33,352   12.000   302.00    624   95.0
---------------------------------------------------------------------------------------------------------------------------------
                                $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-4

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                               Group 3 (Nonconforming ARM)

                                                    ARM   $118,531,501

                                                    Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                      Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT       # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE       LOANS   TOTAL    BALANCE     WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                              $84,929,616     269    71.65   $315,723    6.747   358.85    610   85.9
PUD                              $25,465,478      83    21.48   $306,813    7.051   358.87    612   88.2
CND                               $4,724,343      17     3.99   $277,903    6.642   359.11    610   88.4
2 FAM                             $2,776,064       9     2.34   $308,452    6.759   358.91    640   84.5
CNDP                                $636,000       2     0.54   $318,000    6.971   359.00    637   95.6
---------------------------------------------------------------------------------------------------------------------------------
                                $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                         Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
PUR                             $62,584,457     252    52.80    $248,351    7.211    358.79    615   92.0
RCO                             $55,582,044     127    46.89    $437,654    6.369    358.96    608   80.4
RNC                                $365,000       1     0.31    $365,000    5.250    359.00    599   74.5
---------------------------------------------------------------------------------------------------------------------------------
                               $118,531,501     380   100.00    $311,925    6.810    358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                              $116,845,157    376    98.58    $310,758     6.812   358.88   612    88.7
INV                               $1,207,042      3     1.02    $402,347     6.290   358.61   604    80.0
2H                                  $479,303      1     0.40    $479,303     7.625   358.00   583    67.1
---------------------------------------------------------------------------------------------------------------------------------
                                $118,531,501     380   100.00   $311,925     6.810   358.87   611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                     Range of Months Reminaing to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
301 - 380                      $118,531,501     380   100.00   $311,925     6.810   358.87   611   86.5
---------------------------------------------------------------------------------------------------------------------------------
                               $118,531,501     380   100.00   $311,925     6.810   358.87   611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                           $65,075,715      267     781,77  $296,431     6.800   358.86   609    89.6
STATED INCOME                  $33,455,786       93      28.23  $359,740     6.835   358.88   618    78.7
---------------------------------------------------------------------------------------------------------------------------------
                              $118,531,501      380     100.00  $311,925     6.810   358.87   611    86.5
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-5

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                          Group 3 (Nonconforming ARM)

                                               ARM   $118,531,501

                                               Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
741 - 760                        $686,521       3       0.58     $228,840    6.075   359.00    750   80.0
721 - 740                        $165,447       1       0.14     $165,447    6.400   359.00    728   80.0
701 - 720                      $1,026,030       3       0.87     $342,010    5.908   358.86    706   80.0
681 - 700                      $1,685,327       5       1.42     $337,065    5.439   359.00    688   72.5
661 - 680                      $5,292,629      14       4.47     $378,045    6.294   358.89    669   83.1
641 - 660                      $2,714,593      11       2.29     $246,781    6.818   358.80    648   85.3
621 - 640                     $40,941,181     124      34.54     $330,171    6.644   358.85    630   87.9
601 - 620                     $27,493,757      89      23.20     $308,919    6.775   358.94    612   88.9
581 - 600                     $18,046,285      65      15.22     $277,635    6.973   358.71    591   85.7
561 - 580                     $10,532,194      32       8.89     $329,131    6.982   358.90    572   83.4
541 - 560                      $4,751,931      16       4.01     $296,996    7.723   359.00    550   83.8
521 - 540                      $3,670,818      13       3.10     $282,371    8.058   358.92    529   84.1
501 - 520                      $1,524,787       4       1.29     $381,197    7.216   359.00    513   89.5
---------------------------------------------------------------------------------------------------------------------------------
                             $118,531,501     380     100.00     $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          Grade
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                     BALANCE      LOANS    TOTAL     BALANCE      WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
A                            $91,433,399      300     77.14     $304,778    6.777   358.86    613    87.2
A-                            $6,792,621       18      5.73     $377,368    6.636   358.50    594    82.2
B                             $5,671,115       15      4.78     $378,074    6.557   359.00    610    85.2
C                             $8,205,384       25      6.92     $328,215    6.986   359.00    610    83.3
C-                            $6,041,256       21      5.10     $287,679    7.443   359.06    606    87.8
D                               $387,726        1      0.33     $387,726    7.750   359.00    544    80.0
---------------------------------------------------------------------------------------------------------------------------------
                            $118,531,501      380    100.00     $311,925    6.810   358.87    611    86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT      # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS    TOTAL    BALANCE     WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                $14,867,344      54    12.54   $275,321    7.325   358.91    613   92.4
12                                $4,873,926      17     4.11   $286,702    7.333   358.89    604   86.7
24                               $54,432,397     167    45.92   $325,942    6.730   358.81    610   86.3
30                                  $329,650       1     0.28   $329,650    7.730   357.00    601   95.0
36                               $44,028,184     141    37.14   $312,257    6.670   358.95    614   84.8
---------------------------------------------------------------------------------------------------------------------------------
                                $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-6

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                     Group 3 (Nonconforming ARM)

                                          ARM   $118,531,501

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                     Range of Months to Roll                                (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
               WA      CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION    MTR     BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6           5      $894,993      4     0.76     $223,748   7.983   353.72   560   89.2
19 - 24        23   $52,637,544    162    44.41     $324,923   6.760   358.88   609   87.0
32 - 37        35   $64,998,964    214    54.84     $303,733   6.834   358.93   614   86.1
-------------------------------------------------------------------------------------------------------------
                   $118,531,501    380   100.00     $311,925   6.810   358.87   611   86.5
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                          Range of Margin                                   (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000         $399,703       1     0.34     $399,703   7.500   359.00  558   80.0
4.001 - 5.000       $2,789,735       6     2.35     $464,956   5.318   359.00  610   67.8
5.001 - 6.000      $25,418,037      61    21.44     $416,689   5.880   358.97  625   79.6
6.001 - 7.000      $49,851,405     142    42.06     $351,066   6.595   358.89  614   86.1
7.001 - 8.000      $29,130,890     124    24.58     $234,927   7.569   358.70  603   93.0
8.001 - 9.000      $10,319,647      43     8.71     $239,992   8.216   358.98  592   92.1
9.001 - 10.000        $622,084       3     0.52     $207,361   9.358   358.67  563   92.9
---------------------------------------------------------------------------------------------------------------------------------
6.732             $118,531,501     380   100.00     $311,925   6.810   358.87  611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                     Range of Maximum Rates                                 (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000       $1,567,059     3     1.32     $522,353   4.853   359.00   632   78.6
12.001 - 12.500       $7,442,901    19     6.28     $391,732   5.622   358.93   622   75.7
12.501 - 13.000      $20,721,071    48    17.48     $431,689   5.850   358.97   625   80.6
13.001 - 13.500      $26,472,937    71    22.33     $372,858   6.395   358.96   616   82.9
13.501 - 14.000      $23,038,384    67    19.44     $343,856   6.846   358.89   614   88.9
14.001 - 14.500      $15,067,425    60    12.71     $251,124   7.347   358.88   610   92.1
14.501 - 15.000      $11,886,442    51    10.03     $233,067   7.806   358.68   596   93.1
15.001 - 15.500       $6,770,723    30     5.71     $225,691   8.353   358.96   586   93.2
15.501 - 16.000       $4,747,888    25     4.01     $189,916   8.774   359.01   578   96.3
16.001 - 16.500         $415,376     2     0.35     $207,688   9.263   359.00   579   94.4
16.501 - 17.000         $367,941     3     0.31     $122,647   9.655   350.77   559   92.9
18.501 - 19.000          $33,352     1     0.03      $33,352  12.000   302.00   624   95.0
-------------------------------------------------------------------------------------------------------------
13.751              $118,531,501   380   100.00     $311,925   6.810   358.87   611   86.5
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-7

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                  Group 3 (Nonconforming ARM)

                                       ARM   $118,531,501

                                       Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                          Initial Periodic Rate Cap                         (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000               $1,261,064       4     1.06    $315,266    7.568   358.64   584   88.9
1.500             $108,803,980     349    91.79    $311,759    6.762   358.90   612   86.8
2.000                 $371,800       1     0.31    $371,800    6.750   359.00   608   59.0
3.000               $8,094,658      26     6.83    $311,333    7.342   358.55   600   83.2
---------------------------------------------------------------------------------------------------------------------------------
                  $118,531,501     380   100.00    $311,925    6.810   358.87   611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                     Subsequent Periodic Rate Cap                           (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000               $8,826,829      28     7.45   $315,244    7.362   358.67    600   82.7
1.500             $109,704,672     352    92.55   $311,661    6.765   358.88    612   86.8
---------------------------------------------------------------------------------------------------------------------------------
                  $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                       Range of Lifetme Rate Floor                          (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000       $1,567,059       3     1.32   $522,353    4.853   359.00    632   78.6
5.001 - 6.000      $25,757,375      60    21.73   $429,290    5.716   358.99    625   79.4
6.001 - 7.000      $48,936,010     135    41.29   $362,489    6.546   358.93    615   85.4
7.001 - 8.000      $28,397,296     115    23.96   $246,933    7.508   358.78    605   92.1
8.001 - 9.000      $13,057,091      61    11.02   $214,051    8.501   358.96    583   93.2
9.001 - 10.000        $783,318       5     0.66   $156,664    9.447   355.13    569   93.7
> 10.000               $33,352       1     0.03    $33,352   12.000   302.00    624   95.0
---------------------------------------------------------------------------------------------------------------------------------
                  $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3-8

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                     Group 3 (Nonconforming ARM)

                                          ARM   $118,531,501

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                       Next Interest Adjustment Date                        (Excludes   0   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                       CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION            BALANCE    LOANS    TOTAL    BALANCE     WAC    TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
11/05                  $33,352       1     0.03    $33,352   12.000   302.00    624   95.0
02/06                 $808,407       2     0.68   $404,203    7.676   359.00    555   88.9
03/06                  $53,234       1     0.04    $53,234   10.125   306.00    594   90.0
05/07                 $418,500       1     0.35   $418,500    7.550   356.00    630   90.0
07/07               $6,956,686      22     5.87   $316,213    7.023   358.00    612   91.0
08/07              $43,324,028     133    36.55   $325,745    6.717   359.00    609   86.5
09/07               $1,938,330       6     1.64   $323,055    6.600   360.00    608   83.4
06/08                 $329,650       1     0.28   $329,650    7.730   357.00    601   95.0
07/08               $5,661,632      23     4.78   $246,158    7.349   358.00    612   87.7
08/08              $57,212,629     183    48.27   $312,637    6.757   359.00    614   85.7
09/08               $1,795,053       7     1.51   $256,436    7.503   360.00    617   93.6
---------------------------------------------------------------------------------------------------------------------------------
                  $118,531,501     380   100.00   $311,925    6.810   358.87    611   86.5
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      Page 9 of 9

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                            Groups 2 & 3

                                          ARM $500,074,831

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                           Range
(As of Calculation Date)                                                                   -----
Total Number of Loans                                             2,300
Total Outstanding Balance                                  $500,074,831
Average Loan Balance                                           $217,424                 $27,240 to $660,000
WA Mortgage Rate                                                 6.978%                 3.375% to 13.750%
Net WAC                                                          6.469%                 2.866% to 13.241%
ARM Characteristics
        WA Gross Margin                                          6.713%                 1.000% to 10.500%
        WA Months to First Roll                                      30                        1 to 36
        WA First Periodic Cap                                    1.649%                  1.000% to 3.000%
        WA Subsequent Periodic Cap                               1.447%                  1.000% to 2.000%
        WA Lifetime Cap                                         13.880%                  8.500% to 20.750%
        WA Lifetime Floor                                        6.972%                  1.500% to 13.750%
WA Original Term (months)                                           360                     360 to 360
WA Remaining Term (months)                                          359                     283 to 360
WA LTV                                                           83.70%                  28.05% to 100.00%
   Percentage of Pool with CLTV > 100%                            0.00%

WA FICO                                                             600

Secured by (% of pool)    1st Liens                              100.00%
                          2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  83.01%





----------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:        Doc Types:    Purpose Codes:     Occ Codes:      Grades:          Orig PP Term:
-------------     -----------        ----------    --------------     ----------      -------          -------------
CA   33.74%     SFR     72.60%    FULL   74.85%    RCO   67.82%     OO   97.63%     A    74.65%         0      16.99%
FL   13.28%     PUD     17.62%    STATED 25.15%    PUR   30.41%     INV   1.31%     A-    7.24%         12      4.37%
AZ    5.43%     CND      5.40%                     RNC    1.77%     2H    1.05%     B     6.93%         24     38.69%
NV    4.26%     2 FAM    3.25%                                                      C     6.76%         30      0.11%
IL    4.26%     3 FAM    0.42%                                                      C-    3.90%         36     39.84%
                                                                                    D     0.50%



----------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-1

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                            Groups 2 & 3

                                          ARM   $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                    Program
---------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                    BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                     $3,755,007      17     0.75     $220,883     6.806   358.91   556   85.6
2/28 LIB6M                   $98,851,785     475    19.77     $208,109     7.081   358.69   597   83.5
2/28 LIB6M - IO - 24         $77,551,476     285    15.51     $272,110     6.685   358.85   609   84.8
2/28 LIB6M - IO - 60          $5,312,602      20     1.06     $265,630     6.872   357.95   606   78.7
3/27 LIB6M                  $200,258,006   1,041    40.05     $192,371     7.158   358.83   593   82.9
3/27 LIB6M - IO - 36        $107,927,681     437    21.58     $246,974     6.749   358.90   612   84.9
3/27 LIB6M - IO - 60          $6,418,274      25     1.28     $256,731     7.373   358.45   601   82.4
---------------------------------------------------------------------------------------------------------------------------------
                            $500,074,831   2,300   100.00     $217,424     6.978   358.81   600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Original Term
---------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF    % OF      AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                    BALANCE      LOANS   TOTAL     BALANCE      WAC     TERM     FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                    $500,074,831     2,300   100.00    $217,424    6.978    358.81   600     83.7
---------------------------------------------------------------------------------------------------------------------------------
                           $500,074,831     2,300   100.00    $217,424    6.978    358.81   600     83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                       Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF      % OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                    BALANCE      LOANS     TOTAL      BALANCE      WAC      TERM     FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $241,676       6       0.05      $40,279     9.820    322.32   604      84.4
$50,000.01 - $75,000.00        $2,074,747      32       0.41      $64,836     8.144    352.48   607      94.5
$75,000.01 - $100,000.00      $11,525,860     128       2.30      $90,046     7.765    358.43   600      93.4
$100,000.01 - $150,000.00     $60,469,220     473      12.09     $127,842     7.419    358.85   600      90.1
$150,000.01 - $200,000.00     $90,784,350     514      18.15     $176,623     7.205    358.85   593      83.5
$200,000.01 - $250,000.00     $91,520,056     409      18.30     $223,765     7.069    358.80   598      81.8
$250,000.01 - $300,000.00     $89,914,996     328      17.98     $274,131     6.878    358.86   597      82.1
$300,000.01 - $350,000.00     $65,842,830     203      13.17     $324,349     6.779    358.89   603      82.5
$350,000.01 - $400,000.00     $38,340,232     103       7.67     $372,235     6.543    358.92   606      83.3
$400,000.01 - $450,000.00     $19,034,837      45       3.81     $422,996     6.415    358.89   609      82.8
$450,000.01 - $500,000.00     $15,795,825      33       3.16     $478,661     6.320    358.94   629      80.2
$500,000.01 - $550,000.00      $6,262,770      12       1.25     $521,897     6.274    358.91   625      82.9
$550,000.01 - $600,000.00      $6,349,433      11       1.27     $577,221     6.618    358.91   602      81.9
$600,000.01 - $650,000.00      $1,258,000       2       0.25     $629,000     6.183    359.00   620      87.4
$650,000.01 - $700,000.00        $660,000       1       0.13     $660,000     7.100    359.00   624      66.7
---------------------------------------------------------------------------------------------------------------------------------
                             $500,074,831   2,300     100.00     $217,424     6.978    358.81   600      83.7
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                            Groups 2 & 3

                                          ARM   $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                 State
---------------------------------------------------------------------------------------------------------------------------------
                          CURRENT      # OF     % OF    AVERAGE    GROSS    REMG.           ORIG
DESCRIPTION               BALANCE      LOANS    TOTAL   BALANCE    WAC      TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                  $3,965,900      25     0.79   $158,636    7.456   358.87    608   92.8
Alaska                     $361,723       2     0.07   $180,861    7.343   359.00    627   93.8
Arizona                 $27,129,239     136     5.43   $199,480    6.893   358.84    591   81.7
Arkansas                 $1,963,524      16     0.39   $122,720    7.979   358.93    599   97.1
California             $168,727,365     572    33.74   $294,978    6.413   358.84    603   77.6
Colorado                 $8,974,937      45     1.79   $199,443    6.971   358.84    612   90.2
Connecticut              $4,223,259      21     0.84   $201,108    7.175   358.97    592   83.9
Delaware                 $1,290,413       7     0.26   $184,345    7.312   358.71    602   90.6
District of Columbia     $2,112,955       7     0.42   $301,851    6.585   358.72    594   69.9
Florida                 $66,389,964     327    13.28   $203,027    7.196   358.94    598   85.4
Georgia                  $8,184,170      47     1.64   $174,131    7.839   358.68    600   93.8
Hawaii                   $2,147,156       6     0.43   $357,859    6.999   358.81    643   72.8
Idaho                    $2,226,411      15     0.45   $148,427    7.583   359.02    595   92.0
Illinois                $21,283,895     104     4.26   $204,653    7.493   358.97    595   87.4
Indiana                  $4,896,574      36     0.98   $136,016    7.539   358.82    614   94.4
Iowa                     $1,312,483      11     0.26   $119,317    7.838   359.00    606   96.0
Kansas                   $1,812,097      11     0.36   $164,736    7.582   358.80    597   91.3
Kentucky                 $2,720,243      20     0.54   $136,012    7.354   358.87    600   90.5
Louisiana                $2,624,964      18     0.52   $145,831    7.535   358.82    604   97.2
Maine                      $917,891       4     0.18   $229,473    7.910   359.00    627   90.9
Maryland                $12,993,483      53     2.60   $245,160    7.275   358.83    588   84.6
Massachusetts            $4,940,610      20     0.99   $247,030    6.873   359.00    593   84.8
Michigan                $12,690,400      80     2.54   $158,630    7.713   358.85    599   92.3
Minnesota               $11,036,181      54     2.21   $204,374    7.282   358.76    602   88.0
Mississippi              $1,367,849      11     0.27   $124,350    7.325   358.84    570   89.1
Missouri                 $6,556,170      43     1.31   $152,469    7.789   358.92    598   92.3
Montana                  $1,887,234      14     0.38   $134,802    7.465   359.00    596   93.1
Nevada                  $21,327,734      90     4.26   $236,975    6.828   358.74    604   82.5
New Hampshire            $2,859,466      12     0.57   $238,289    7.132   358.62    601   91.7
New Jersey               $5,347,788      23     1.07   $232,513    7.245   358.82    618   84.2
New Mexico               $3,057,174      13     0.61   $235,167    8.093   359.00    575   91.0
New York                 $7,968,321      30     1.59   $265,611    6.822   358.88    602   77.7
North Carolina           $5,463,635      32     1.09   $170,739    8.037   358.56    590   92.2
North Dakota               $370,153       3     0.07   $123,384    7.355   359.00    616  100.0
Ohio                     $3,296,156      23     0.66   $143,311    7.908   356.40    608   98.0
Oklahoma                 $1,543,533      14     0.31   $110,252    8.109   355.62    591   95.0
Oregon                   $5,309,393      27     1.06   $196,644    7.173   358.54    613   87.6
Pennsylvania             $5,227,218      28     1.05   $186,686    7.184   358.24    597   85.1
Rhode Island               $474,521       2     0.09   $237,261    5.939   359.00    624   70.9
South Carolina           $2,033,761      13     0.41   $156,443    8.030   359.00    580   91.7
South Dakota               $464,096       3     0.09   $154,699    7.617   359.00    580   98.1
Tennessee                $3,892,949      28     0.78   $139,034    7.903   358.96    602   96.7
Texas                    $9,230,643      67     1.85   $137,771    7.682   357.96    600   92.5
Utah                     $3,610,318      20     0.72   $180,516    7.265   358.98    603   86.4
Vermont                    $504,816       2     0.10   $252,408    9.162   359.00    629  100.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-3

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                            Groups 2 & 3

                                          ARM   $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                     State
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
Virginia                         $20,154,017      95     4.03   $212,148    7.002   358.83    594   81.5
Washington                        $9,686,817      46     1.94   $210,583    6.874   358.97    608   87.8
West Virginia                       $520,643       5     0.10   $104,129    7.334   359.32    597   88.5
Wisconsin                         $2,167,269      14     0.43   $154,805    7.258   358.92    606   92.9
Wyoming                             $827,323       5     0.17   $165,465    7.547   358.64    581   89.3
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $4,668,525      23     0.93   $202,979    6.116   358.56    574   41.8
50.01 - 55.00                     $5,150,543      22     1.03   $234,116    6.149   358.57    583   52.7
55.01 - 60.00                    $12,313,838      53     2.46   $232,337    6.182   358.72    587   58.1
60.01 - 65.00                    $21,140,805      85     4.23   $248,715    6.361   358.87    585   63.4
65.01 - 70.00                    $27,001,292     118     5.40   $228,825    6.701   358.86    581   68.2
70.01 - 75.00                    $39,772,345     159     7.95   $250,141    6.661   358.88    590   73.5
75.01 - 80.00                   $118,038,603     480    23.60   $245,914    6.525   358.84    612   79.4
80.01 - 85.00                    $54,903,584     240    10.98   $228,765    6.979   358.87    589   84.3
85.01 - 90.00                    $84,409,861     378    16.88   $223,307    7.156   358.59    599   89.6
90.01 - 95.00                    $48,082,008     250     9.61   $192,328    7.736   358.84    604   94.7
95.01 - 100.00                   $84,593,427     492    16.92   $171,938    7.610   358.87    610   99.9
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 4.000                             $97,443       1     0.02    $97,443    3.375   359.00    593   80.0
4.501 - 5.000                     $3,116,453       9     0.62   $346,273    4.889   359.00    631   74.2
5.001 - 5.500                    $18,833,652      66     3.77   $285,358    5.369   358.90    615   72.1
5.501 - 6.000                    $64,374,141     245    12.87   $262,752    5.835   358.92    614   75.8
6.001 - 6.500                    $93,414,420     372    18.68   $251,114    6.319   358.88    607   78.7
6.501 - 7.000                   $107,005,048     475    21.40   $225,274    6.812   358.85    604   83.4
7.001 - 7.500                    $80,984,782     391    16.19   $207,122    7.303   358.86    596   87.4
7.501 - 8.000                    $65,767,635     357    13.15   $184,223    7.772   358.77    593   90.7
8.001 - 8.500                    $34,993,162     189     7.00   $185,149    8.307   358.89    581   90.0
8.501 - 9.000                    $22,018,119     132     4.40   $166,804    8.786   358.87    579   91.7
9.001 - 9.500                     $4,429,497      26     0.89   $170,365    9.256   358.08    577   92.6
9.501 - 10.000                    $3,513,956      22     0.70   $159,725    9.784   355.97    573   95.1
10.001 - 10.500                   $1,084,483       9     0.22   $120,498   10.306   353.16    554   95.6
10.501 - 11.000                     $308,595       3     0.06   $102,865   10.709   353.97    555   98.2

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-4

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                            Groups 2 & 3

                                          ARM   $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                      $60,232       1     0.01    $60,232   11.125   302.00    584   90.0
11.501 - 12.000                      $33,352       1     0.01    $33,352   12.000   302.00    624   95.0
13.501 - 14.000                      $39,862       1     0.01    $39,862   13.750   302.00    653   90.0
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                                   $363,051,417   1,698    72.60   $213,811    6.960   358.78    600   83.6
PUD                                    $88,129,677     385    17.62   $228,908    7.056   358.86    599   84.7
CND                                    $27,022,181     139     5.40   $194,404    6.870   358.92    601   84.4
2 FAM                                  $16,240,362      58     3.25   $280,006    7.012   358.98    604   78.8
3 FAM                                   $2,091,804       7     0.42   $298,829    6.681   358.97    609   75.4
CNDP                                    $2,072,190       8     0.41   $259,024    7.735   358.92    629   88.6
4 FAM                                   $1,467,199       5     0.29   $293,440    7.787   359.00    614   79.4
---------------------------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                             $339,172,330   1,463    67.82   $231,833    6.836   358.86    594   79.5
PUR                             $152,050,696     785    30.41   $193,695    7.303   358.75    614   92.9
RNC                               $8,851,805      52     1.77   $170,227    6.869   357.74    605   86.7
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                              $488,237,296   2,249    97.63   $217,091    6.973   358.81    600   83.8
INV                               $6,570,156      28     1.31   $234,648    6.979   358.80    618   78.5
2H                                $5,267,378      23     1.05   $229,016    7.487   358.74    621   77.9
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-5

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                            Groups 2 & 3

                                          ARM   $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                    Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
181 - 300                            $41,296       1     0.01    $41,296    9.250   283.00    482   90.0
301 - 360                       $500,033,535   2,299    99.99   $217,500    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                            $374,322,188   1,808    74.85   $207,037    6.945   358.81    597   85.7
STATED INCOME                   $125,752,642     492    25.15   $255,595    7.078   358.79    610   77.7
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
761 - 780                           $620,793       2     0.12   $310,396    6.693   358.80    763   72.7
741 - 760                         $1,488,213       6     0.30   $248,035    6.331   358.70    749   80.0
721 - 740                         $1,736,895       8     0.35   $217,112    6.304   358.82    730   80.0
701 - 720                         $2,496,515      10     0.50   $249,652    5.870   358.94    708   78.4
681 - 700                         $6,661,516      25     1.33   $266,461    6.167   358.94    688   75.4
661 - 680                        $11,170,112      43     2.23   $259,770    6.377   358.87    670   82.7
641 - 660                        $14,950,593      70     2.99   $213,580    6.562   358.75    650   80.9
621 - 640                       $112,044,879     478    22.41   $234,404    6.815   358.86    630   87.6
601 - 620                       $120,177,300     564    24.03   $213,080    6.906   358.80    611   86.1
581 - 600                        $93,157,629     461    18.63   $202,077    7.031   358.70    591   84.4
561 - 580                        $59,561,887     273    11.91   $218,175    7.058   358.79    572   80.5
541 - 560                        $36,660,290     172     7.33   $213,141    7.451   358.91    551   78.1
521 - 540                        $25,180,282     120     5.04   $209,836    7.592   358.91    531   78.1
501 - 520                        $13,793,384      65     2.76   $212,206    7.549   358.90    509   76.2
<= 500                              $374,543       3     0.07   $124,848    7.626   350.62    498   63.5
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                         Grade
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
A                               $373,319,116   1,730    74.65   $215,791    6.965   358.81    605   85.2
A-                               $36,193,174     154     7.24   $235,021    6.874   358.37    590   79.1
B                                $34,648,238     160     6.93   $216,551    7.036   358.94    587   78.7
C                                $33,888,685     148     6.78   $228,978    7.061   359.00    586   77.5

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-6

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                              Groups 2 & 3
                                             ARM $500,074,831
                                              Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                     Grade
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF   AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL  BALANCE      WAC    TERM     FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
C-                               $19,517,886      94     3.90   $207,637   7.150    358.98    597   83.3
D                                 $2,507,732      14     0.50   $179,124   7.299    359.08    557   79.3
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424   6.978    358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE      WAC     TERM   FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                $84,984,766     416    16.99   $204,290   7.510    358.89    599   88.7
12                               $21,851,749      99     4.37   $220,725   7.313    358.78    593   81.8
24                              $193,471,457     833    38.69   $232,259   6.844    358.80    601   83.4
30                                  $531,050       2     0.11   $265,525   7.829    357.38    600   95.0
36                              $199,235,809     950    39.84   $209,722   6.843    358.79    601   82.0
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424   6.978    358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll                 (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                     WA             CURRENT     # OF    % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION         MTR             BALANCE     LOANS   TOTAL   BALANCE     WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6                 5           $4,235,792      26     0.85   $162,915   7.237    352.34    560   86.1
19 - 24              23         $181,440,305     774    36.28   $234,419   6.899    358.82    602   83.9
25 - 31              27             $283,428       2     0.06   $141,714   7.056    351.46    621   80.0
32 - 37              35         $314,115,305   1,498    62.81   $209,690   7.021    358.89    600   83.6
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424   6.978    358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Margin                     (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL   BALANCE     WAC     TERM    FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 1.000                            $165,327       1     0.03   $165,327  10.000    359.00    547  100.0
3.001 - 4.000                     $2,564,425      11     0.51   $233,130   7.194    359.00    570   81.3
4.001 - 5.000                    $15,138,378      64     3.03   $236,537   5.872    358.30    591   66.3
5.001 - 6.000                   $113,277,197     462    22.65   $245,189   6.211    358.87    603   76.3
6.001 - 7.000                   $196,944,295     851    39.38   $231,427   6.809    358.82    605   83.3
7.001 - 8.000                   $129,039,727     671    25.80   $192,310   7.564    358.76    598   90.2
8.001 - 9.000                    $38,127,651     211     7.62   $180,700   8.267    358.90    588   91.1
9.001 - 10.000                    $4,579,439      27     0.92   $169,609   9.310    358.66    582   94.4
10.001 - 11.000                     $238,391       2     0.05   $119,196   9.897    359.00    584   97.4
---------------------------------------------------------------------------------------------------------------------------------
6.713                           $500,074,831   2,300   100.00   $217,424   6.978    358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-7

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                Groups 2 & 3

                                               ARM $500,074,831

                                               Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL    BALANCE     WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
 8.001 - 9.000                      $172,800       1     0.03   $172,800    6.350   359.00    609   90.0
10.001 - 10.500                      $97,443       1     0.02    $97,443    3.375   359.00    593   80.0
11.501 - 12.000                   $5,668,209      22     1.13   $257,646    5.568   358.67    624   74.9
12.001 - 12.500                  $25,725,988      94     5.14   $273,681    5.637   358.74    613   73.3
12.501 - 13.000                  $74,536,579     293    14.91   $254,391    5.992   358.83    613   76.5
13.001 - 13.500                  $96,114,065     387    19.22   $248,357    6.426   358.89    605   79.2
13.501 - 14.000                 $102,726,176     457    20.54   $224,784    6.883   358.88    603   84.0
14.001 - 14.500                  $76,603,520     373    15.32   $205,371    7.366   358.88    596   87.8
14.501 - 15.000                  $58,915,896     325    11.78   $181,280    7.800   358.83    593   91.6
15.001 - 15.500                  $30,819,561     170     6.16   $181,292    8.334   358.91    581   91.3
15.501 - 16.000                  $20,630,715     124     4.13   $166,377    8.800   358.74    577   91.6
16.001 - 16.500                   $3,288,751      18     0.66   $182,708    9.272   357.86    574   91.6
16.501 - 17.000                   $3,248,534      21     0.65   $154,692    9.772   354.99    577   95.3
17.001 - 17.500                   $1,084,553       8     0.22   $135,569   10.192   358.89    557   96.6
17.501 - 18.000                     $308,595       3     0.06   $102,865   10.709   353.97    555   98.2
18.001 - 18.500                      $60,232       1     0.01    $60,232   11.125   302.00    584   90.0
18.501 - 19.000                      $33,352       1     0.01    $33,352   12.000   302.00    624   95.0
> 19.500                             $39,862       1     0.01    $39,862   13.750   302.00    653   90.0
---------------------------------------------------------------------------------------------------------------------------------
13.880                          $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap                   (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL    BALANCE     WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                             $4,780,555      22     0.96   $217,298    6.961   358.83    572   85.9
1.500                           $441,939,362   2,022    88.37   $218,565    6.941   358.89    601   83.9
2.000                             $3,186,013      15     0.64   $212,401    6.961   357.95    597   79.0
3.000                            $50,168,901     241    10.03   $208,170    7.309   358.15    597   81.8
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap               (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL    BALANCE     WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                            $53,965,289     257    10.79   $209,982    7.266   358.20    595   81.9
1.500                           $445,650,749   2,041    89.12   $218,349    6.944   358.88    601   83.9
2.000                               $458,793       2     0.09   $229,397    7.084   359.00    611   90.0
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-8

    [LOGO OMITTED] Countrywide (R)                                                Computational Materials for
--------------------------------------                  Countrywide Asset-Backed Certificates, Series 2005-10
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                            Groups 2 & 3

                                          ARM $500,074,831

                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor            (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL    BALANCE     WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                       $172,800       1     0.03   $172,800    6.350   359.00    609   90.0
3.001 - 4.000                        $97,443       1     0.02    $97,443    3.375   359.00    593   80.0
4.001 - 5.000                     $3,116,453       9     0.62   $346,273    4.889   359.00    631   74.2
5.001 - 6.000                    $84,186,165     317    16.83   $265,571    5.750   358.90    614   75.1
6.001 - 7.000                   $200,435,139     845    40.08   $237,201    6.585   358.87    606   81.2
7.001 - 8.000                   $146,167,854     747    29.23   $195,673    7.516   358.83    595   89.0
8.001 - 9.000                    $56,564,253     319    11.31   $177,317    8.492   358.83    580   90.6
9.001 - 10.000                    $7,746,493      46     1.55   $168,402    9.494   357.14    575   93.6
> 10.000                          $1,588,231      15     0.32   $105,882   10.467   351.02    563   96.2
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date              (Excludes 0 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF    % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                         BALANCE     LOANS   TOTAL    BALANCE     WAC     TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
10/05                               $205,228       3     0.04    $68,409    9.699   298.18    565   90.0
11/05                               $160,687       4     0.03    $40,172   11.937   302.00    615   89.3
01/06                               $415,831       3     0.08   $138,610    7.352   350.00    592   85.2
02/06                             $3,400,813      15     0.68   $226,721    6.807   359.00    553   85.7
03/06                                $53,234       1     0.01    $53,234   10.125   306.00    594   90.0
05/07                               $902,300       3     0.18   $300,767    7.870   356.25    591   87.1
06/07                             $2,457,311      10     0.49   $245,731    6.908   357.15    590   81.0
07/07                            $30,258,937     133     6.05   $227,511    7.006   358.00    602   81.0
08/07                           $143,360,553     610    28.67   $235,017    6.872   359.00    603   84.6
09/07                             $4,461,205      18     0.89   $247,845    6.860   360.00    590   82.1
11/07                               $179,898       1     0.04   $179,898    6.800   350.00    617   80.0
03/08                               $103,530       1     0.02   $103,530    7.500   354.00    629   80.0
05/08                               $169,380       1     0.03   $169,380    6.500   356.00    589   73.9
06/08                             $2,567,571      12     0.51   $213,964    7.196   357.18    598   80.7
07/08                            $37,162,707     189     7.43   $196,628    7.293   358.02    602   82.3
08/08                           $266,353,819   1,260    53.26   $211,392    6.979   359.00    600   83.7
09/08                             $7,861,828      36     1.57   $218,384    7.106   360.00    600   85.8
---------------------------------------------------------------------------------------------------------------------------------
                                $500,074,831   2,300   100.00   $217,424    6.978   358.81    600   83.7
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-9